SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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BELLICUM PHARMACEUTICALS, INC.
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BELLICUM PHARMACEUTICALS, INC.
2130 W. Holcombe Blvd., Suite 800
Houston, TX 77030
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 14, 2017
Dear Stockholder:
You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Bellicum Pharmaceuticals, Inc., a Delaware corporation (the “Company”). The meeting will be held on Wednesday, June 14, 2017 at 10:00 a.m. (local time) at the offices of the Company, located at 2130 W. Holcombe Blvd., Suite 800, Houston, TX 77030, for the following purposes:

1.	To elect the three Class III directors named herein to hold office until the 2020 Annual Meeting of Stockholders.

2.
To approve the Company’s 2014 Equity Incentive Plan (the “2014 Plan”), as amended, to, among other things, increase the number of shares of common stock authorized for issuance under the 2014 Plan by 3,100,000 shares and eliminate the current provision in the 2014 Plan that permits the Board to reprice stock options without stockholder approval.

3.
To ratify the selection of Ernst & Young LLP by the Audit Committee of the Board of Directors as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2017.

4.	To conduct any other business properly brought before the meeting.
These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the Annual Meeting is April 17, 2017. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Ken Moseley, J.D.
Ken Moseley, J.D., Secretary
Houston, Texas
April 26, 2017
You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy mailed to you, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

BELLICUM PHARMACEUTICALS, INC.
2130 W. Holcombe Blvd., Suite 800
Houston, TX 77030
PROXY STATEMENT
FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 14, 2017
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why did I receive a notice regarding the availability of proxy materials on the internet?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (sometimes referred to as the “Board”) of Bellicum Pharmaceuticals, Inc. (sometimes referred to as the “Company,” or “Bellicum,” “we,” “our” or “us”) is soliciting your proxy to vote at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.
We intend to mail the Notice on or about May 3, 2017 to all stockholders of record entitled to vote at the Annual Meeting.
Will I receive any other proxy materials by mail?
We may send you a proxy card, along with a second Notice, on or after May 15, 2017.
How do I attend the annual meeting?
The meeting will be held on Wednesday, June 14, 2017 at 10:00 a.m. local time at the offices of the Company, located at 2130 W. Holcombe Blvd., Suite 800, Houston, TX 77030. Directions to the Annual Meeting may be found at www.bellicum.com. The information on our website is not incorporated by reference into this Proxy Statement or our Annual Report for fiscal year 2016. Information on how to vote in person at the Annual Meeting is discussed below.
Who can vote at the annual meeting?
Only stockholders of record at the close of business on April 17, 2017 will be entitled to vote at the Annual Meeting. On this record date, there were 33,078,518 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on April 17, 2017, your shares were registered directly in your name with Bellicum’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the proxy card that may be mailed to you, or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If, on April 17, 2017, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?
There are three matters scheduled for a vote:

•	Proposal 1: Election of the three Class III directors named herein to hold office until the 2020 Annual Meeting of Stockholders;

•
Proposal 2: Approval of the 2014 Plan, as amended, to, among other things, increase the number of shares of common stock authorized for issuance under the 2014 Plan by 3,100,000 shares and eliminate the current provision in the 2014 Plan that permits the Board to reprice stock options without stockholder approval; and

•
Proposal 3: Ratification of the selection of Ernst & Young LLP by the Audit Committee of the Board as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2017.

What if another matter is properly brought before the meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•	VOTE IN PERSON: You may come to the Annual Meeting and we will give you a ballot when you arrive.

•
VOTE BY PHONE: To vote over the telephone, dial toll-free 1-800-690-6903, using any touch-tone telephone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m. Eastern Time on June 13, 2017 to be counted.

•
VOTE BY INTERNET: You may vote at www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m. Eastern Time on June 13, 2017, to be counted.

•
VOTE BY PROXY CARD: To vote using a proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from Bellicum. Simply follow the voting instructions in the Notice to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on April 17, 2017.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or in person at the Annual Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether NASDAQ deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine”, but not with respect to “non-routine” matters. Under the rules and interpretations of the NASDAQ Stock Market Listing Rules, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposals 1 or 2, without your instructions, but may vote your shares on Proposal 3.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all three nominees for director, “For” the approval of the 2014 Plan, as amended, to, among other things, increase the number of shares of common stock authorized for issuance under the 2014 Plan by 3,100,000 shares and eliminate the current provision in the 2014 Plan that permits the Board to reprice stock options without stockholder approval, and “For” the ratification of the selection of Ernst & Young LLP by the Audit Committee of the Board as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2017. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the internet.

•	You may send a timely written notice that you are revoking your proxy to Bellicum Pharmaceuticals, Inc., Attn: Corporate Secretary, 2130 W. Holcombe Blvd., Suite 800, Houston, TX 77030.

•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
When are stockholder proposals and director nominations due for next year’s Annual Meeting?
To be considered for inclusion in the Company’s proxy materials for next year’s annual meeting, your proposal must be submitted in writing by January 3, 2018, to Bellicum Pharmaceuticals, Inc., Attn: Corporate Secretary, 2130 W. Holcombe Blvd., Suite 800, Houston, TX 77030. If you wish to submit a proposal (including a director nomination) at the annual meeting that is not to be included in the Company’s proxy materials for next year’s annual meeting, such proposal must be received no earlier than the close of business on February 14, 2018 nor later than the close of business on March 16, 2018. You are also advised to review the Company’s Bylaws, which contain additional requirements relating to advance notice of stockholder proposals and director nominations.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; for the proposal to approve the 2014 Plan, as amended, to, among other things, increase the number of shares of common stock authorized for issuance under the 2014 Plan by 3,100,000 shares, votes “For” and “Against,” abstentions and, if applicable, broker non-votes; and, for the proposal to ratify the Audit Committee’s selection of Ernst & Young LLP as our independent public accounting firm, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the vote total for Proposal 3 and will have the same effect as “Against” votes. Broker non-votes will be counted towards the presence of a quorum but will not be counted towards the vote total for any proposal.
What are “broker non-votes”?
When a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be non-routine under applicable rules, the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”
How many votes are needed to approve each proposal?

•
For the election of directors, the three nominees receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” or “Withheld” will affect the outcome.

•
To be approved, Proposal 2, the approval of the 2014 Plan, as amended, to, among other things, increase the number of shares of common stock authorized for issuance under the 2014 Plan by 3,100,000 shares and eliminate the current provision in the 2014 Plan that permits the Board to reprice stock options without stockholder approval, must receive “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes, if any, will have no effect.

•
To be approved, Proposal 3, the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2017, must receive “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes, if any, will have no effect.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting in person or represented by proxy. On the record date, April 17, 2017, there were 33,078,518 shares outstanding and entitled to vote. Thus, the holders of 16,539,260 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1
ELECTION OF DIRECTORS
The Company’s Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
The Board of Directors presently has eight members. There are three Class III directors whose term of office expires in 2017: Richard A. Fair, Reid M. Huber, Ph.D., and James M. Daly. Messrs. Fair and Daly, and Dr. Huber have been nominated for reelection at the Annual Meeting. Proxies may not be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Each of the nominees listed below, except for Mr. Fair, is currently a director of the Company who was previously elected by the stockholders. Mr. Fair was appointed to the Company’s Board by the Nominating and Governance Committee following the resignation of Thomas J. Farrell. If elected at the Annual Meeting, each of these nominees would serve until the 2020 annual meeting or until his successor has been duly elected and qualified, or, if sooner, until his death, resignation or removal. It is the Company’s policy to invite directors and nominees for director to attend the Annual Meeting.
Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the three nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead will be voted for the election of a substitute nominee proposed by the Company. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.
NOMINEES
The Nominating and Governance Committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the Nominating and Governance Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Governance Committee views as critical to effective functioning of the Board. The brief biographies below include information, as of the date of this Proxy Statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating and Governance Committee to believe that that nominee should continue to serve on the Board. However, each of the members of the Nominating and Governance Committee may have a variety of reasons why he believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.
Nominees for Election for a Three-year Term Expiring at the 2020 Annual Meeting

Richard A. Fair, 48, has served as our President and Chief Executive Officer and a member of our Board of Directors since January 2017. Prior to joining Bellicum, Mr. Fair served as Senior Vice President, Therapeutic Head Oncology Global Product Strategy at Genentech, Inc., a biotechnology company that in 2009 was acquired and became a subsidiary of Roche Holding AG. From April 2006 to January 2014, Mr. Fair held other positions at Genentech, including Vice President, Global Product Strategy Hematology & Signaling, from November 2012 through December 2013, and Vice President, Sales & Marketing, Oral Oncolytics, from May 2010 to November 2012. Prior to Genentech, Mr. Fair held positions at Johnson & Johnson, a public pharmaceutical and medical device company. Mr. Fair received his B.S. in computer science from the University of Michigan and his MBA, with a dual concentration in finance and management, from Columbia University. Our Board of Directors believes that Mr. Fair’s background in the biotechnology and pharmaceutical industry, extensive commercial and senior management experience qualify him to serve on our Board of Directors.
James M. Daly, 55, has served as a member of our Board of Directors since May 2016. Mr. Daly currently serves on the board of directors of three other biopharmaceutical companies, including ACADIA Pharmaceuticals, Inc., Halozyme Therapeutics, Inc. and Chimerix, Inc. From October 2012 to June 2015, Mr. Daly served as Executive Vice President and Chief Commercial Officer of Incyte Corporation, a public biotechnology company. From January 2002 to December 2011, Mr. Daly held various positions at Amgen, Inc., a public biopharmaceutical company, where he most recently served as Senior Vice President of North America Commercial Operations and Global Marketing/Commercial Development. Prior to his employment with Amgen, Mr. Daly served as Senior Vice President and General Manager of the Respiratory/Anti-infective business unit of GlaxoSmithKline, a public pharmaceutical company, where he was employed from June 1985 to December 2001. Mr. Daly received his B.S. in Pharmacy and an

M.B.A. from the University at Buffalo, The State University of New York. Our Board of Directors believes that Mr. Daly’s extensive background in the pharmaceutical industry and experience as an executive and director at multiple public biopharmaceutical companies qualify him to serve on our Board of Directors.
Reid M. Huber, Ph.D., 45, has served as a member of our Board of Directors since October 2014. Dr. Huber currently serves as the Executive Vice President and Chief Scientific Officer of Incyte Corporation, a public biotechnology company, where he has held various management positions since January 2002. From 1998 to 2002, Dr. Huber held scientific research positions at DuPont Pharmaceuticals Company, a private chemicals and healthcare company. Prior to DuPont Pharmaceuticals Company, from 1997 to 1998, Dr. Huber held intramural pre-doctoral and post-doctoral fellowships at the National Institutes of Health. Dr. Huber received his B.S. in biochemistry/molecular genetics from Murray State University and his Ph.D. in molecular genetics from Washington University. Our Board of Directors believes that Dr. Huber’s extensive background in the pharmaceutical industry and current management experience at a public biotechnology company qualify him to serve on our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” EACH NAMED NOMINEE.
Directors Continuing in Office until the 2018 Annual Meeting
Frank B. McGuyer, 65, has served as a member of our Board of Directors since March 2009. He is the founder of, and since December 1988 has served as the chairman of the Board of Directors and Chief Executive Officer of, McGuyer Homebuilders Inc., a private homebuilding company. He received his B.B.A. with honors at Southern Methodist University. Our Board of Directors believes that Mr. McGuyer’s operational, business and investment experience qualifies him to serve on our Board of Directors.
Jon P. Stonehouse, 56, has served as a member of our Board of Directors since December 2014. Since January 2007, Mr. Stonehouse has served as the Chief Executive Officer and a member of the Board of Directors of BioCryst Pharmaceuticals, Inc., a public biopharmaceutical company. Since July 2007, he has also served as President of BioCryst. From March 2002 to December 2006, Mr. Stonehouse served in various positions at Merck KGaA, a pharmaceutical company, including as Senior Vice President of Corporate Development from July 2002 to December 2006, and Vice President of Global Licensing and Business Development and Integration from March 2002 to December 2006. Since November 2008, Mr. Stonehouse has also served as a member of the Advisory Board of Precision Biosciences, Inc., a private biotechnology company. Mr. Stonehouse received his B.S. in Chemistry from the University of Minnesota. Our Board of Directors believes that Mr. Stonehouse’s management background, experience as a director at a public pharmaceutical company and extensive history as an advisory board member in the pharmaceutical industry qualify him to serve on our Board of Directors.

Stephen R. Davis, 56, has served as a member of our Board of Directors since July 2015. Since March 2015, Mr. Davis has served as President and Chief Executive Officer of ACADIA Pharmaceuticals, Inc., a public biotechnology company. Prior to that, Mr. Davis served as ACADIA’s Executive Vice President, Chief Financial Officer and Chief Business Officer from July 2014 through March 2015. From June 2012 to June 2015, Mr. Davis served as a member of the board of directors of Heron Therapeutics, Inc., a public biotechnology company, where he also served as Executive Vice President and Chief Operating Officer from May 2013 to July 2014. From April 2010 to December 2012, Mr. Davis served as Executive Vice President and Chief Operating Officer of Ardea Biosciences, Inc., a public biotechnology company which was acquired by AstraZeneca PLC in June 2012. He also recently served as a director of Synageva BioPharma Corp. Earlier in his career, Mr. Davis practiced as a certified public accountant with a major accounting firm and as a corporate and securities attorney with a Wall Street law firm. Mr. Davis received his B.S. degree in accounting from Southern Nazerene University and his J.D. degree from Vanderbilt University. Our Board of Directors believes that Mr. Davis’ experience as an executive at various public biotechnology companies, his background in law, finance and accounting and his experience as a director at public biotechnology companies qualify him to serve on our Board of Directors.

Directors Continuing in Office until the 2019 Annual Meeting
James F. Brown, 52, has served as a member of our Board of Directors since November 2011 and as Chairman of our Board of Directors since December 2014. Since July 2009 he has served as Managing Director of AVG Ventures, a private investment firm. From 2003 to 2009, Mr. Brown was an independent investor and served on a number of private company boards of directors. From 1999 to 2002, he served as Executive Vice President and General Manager of OpenTV, Inc., a technology and media company, where he co-founded and managed the company’s applications business unit, prior to its sale to Liberty Media in 2002. Earlier in his career, Mr. Brown was a partner in the law firms of McDermott, Will & Emery and Pillsbury Madison & Sutro. Mr. Brown is currently a director of Landmark Infrastructure Partners, LP, a public real estate management company, and Perk.com, Inc., a public company traded on the Toronto Stock Exchange. He received his B.S. in accounting from Weber State University and his J.D. from Brigham Young University School of Law. Our Board of Directors believes that Mr. Brown’s business experience and his success as an investor and entrepreneur qualify him to serve on our Board of Directors.
Kevin M. Slawin, M.D., 56, founded Bellicum with David Spencer, Ph.D., in July 2004 and has served as a member of our Board of Directors since its founding. Dr. Slawin served as our Chief Technology Officer from February 2006 through December 2016 and as a member of our Board of Directors since February 2006. From February 2006 to April 2014, Dr. Slawin served as our Executive Chairman and from February 2006 until March 2015, he also served as our Chief Medical Officer. From September 2004 to February 2006, Dr. Slawin served as the Chairman of the Board, our Chief Executive Officer and Secretary, and from September 2004 to November 2011, Dr. Slawin served as our President. Dr. Slawin also has had a long tenure in academic medicine at Baylor College of Medicine, where he served as the Dan Duncan Professor in Prostate Cancer and Prostatic Diseases, and Director, The Baylor Prostate Center, until 2007. Dr. Slawin currently serves as Director of Vanguard Urologic Institute at Memorial Hermann Medical Group, Memorial Hermann Hospital, and Vanguard Urologic Research Foundation, as well as a clinical professor of Urology at Baylor College of Medicine. He received his B.A. and M.D. from Columbia University, where he was inducted into Phi Beta Kappa and Alpha Omega Alpha, and completed an American Foundation of Urologic Diseases Scholar Fellowship in Urologic Oncology at Baylor College of Medicine. Our Board of Directors believes that Dr. Slawin’s educational and professional experiences, as well as his experience as one of our founders, qualifies him to serve on our Board of Directors.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
INDEPENDENCE OF THE BOARD OF DIRECTORS
As required under the NASDAQ Stock Market (“NASDAQ”) listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that all of our directors, except Mr. Fair and Dr. Slawin, who are not considered independent because they are an executive officer of, or act as a consultant to, the Company, respectively, are independent directors as defined by Rule 5605(a)(2) of the NASDAQ Listing Rules. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with the Company.
BOARD LEADERSHIP STRUCTURE
Our Board currently is chaired by James F. Brown who has authority, among other things, to call and preside over Board meetings, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Chairman has substantial ability to shape the work of the Board. We believe that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs. In addition, we have a separate chair for each committee of the Board. The chairs of each committee are expected to report regularly to the Board on the activities of their committee in fulfilling their responsibilities as detailed in their respective charters or specify any shortcomings should that be the case. In addition, we believe that having a separate Chairman creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and our stockholders. As a result, we believe that having a separate Chairman can enhance the effectiveness of the Board as a whole.
ROLE OF THE BOARD IN RISK OVERSIGHT
One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and the Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. The Nominating and Governance Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. The Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
MEETINGS OF THE BOARD OF DIRECTORS
The Board met twelve times and acted by unanimous written consent once during the last fiscal year. All directors attended at least 75% of the aggregate number of meetings of the Board and of the committees on which they served, held during the portion of the last fiscal year for which they were directors or committee members, respectively.
In fiscal year 2016, at each meeting, other than certain special meetings, of the Board the Company’s independent directors met in an executive session at which only independent directors were present.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS
The Board has an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, a Science Committee, and a Finance Committee. The following table provides current membership and meeting information for fiscal year 2016 for each of our Board committees:

Name	Audit	Compensation	Nominating and Governance	Finance	Science
James F. Brown...........................................................	X	X	X	X
James M. Daly.............................................................			X
Stephen R Davis..........................................................	X*			X
Reid M. Huber, Ph.D...................................................		X	X*		X*
Frank B. McGuyer (1)..................................................		X	X
Kevin M. Slawin, M.D................................................					X
Jon P. Stonehouse........................................................	X	X*		X*
Total meetings in fiscal year 2016..............................	6	8	3	7	7

* Committee Chairperson
† Mr. Daly was appointed to the Nominating and Governance Committee in February 2017.
Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee satisfies the NASDAQ and the SEC independence requirements. Below is a description of each committee of the Board.
Audit Committee
The Audit Committee is currently composed of three directors: Messrs. Davis (Chair), Brown and Stonehouse. The Audit Committee met six times during the last fiscal year. The Board has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at www.bellicum.com. The information on our website is not incorporated by reference into this Proxy Statement or our Annual Report for fiscal year 2016.
The Audit Committee of the Board was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions, including, among other things:

•	evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

•	reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

•	monitoring the rotation of partners of our independent auditors on our engagement team as required by law;

•
prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

•
reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;

•
reviewing, with our independent auditors and management, significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;

•	reviewing with management and our independent auditors any earnings announcements and other public announcements regarding material developments;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters and other matters;

•	preparing the report that the SEC requires in our annual proxy statement;

•
reviewing and providing oversight of any related-party transactions in accordance with our related-party transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics;

•	reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management are implemented;

•	reviewing, on a periodic basis, our investment policy; and

•	reviewing and evaluating, on an annual basis, the performance of the Audit Committee and the Audit Committee charter.
The Board reviews the NASDAQ listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A) of the NASDAQ listing standards and Rule 10A-3 of the Exchange Act).
The Board has also determined that Messrs. Davis, Brown, and Stonehouse each qualify as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of their respective levels of knowledge and experience based on a number of factors, including their respective formal education and previous and current experience in financial roles.
Report of the Audit Committee of the Board of Directors*
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2016 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, as amended, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.
Stephen R. Davis (Chair)
James F. Brown
Jon P. Stonehouse

* The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee
The Compensation Committee is composed of four directors: Messrs. Stonehouse (Chair), Brown and McGuyer and Dr. Huber. All members of the Compensation Committee are independent as independence is currently defined in Rule 5605(d)(2)(A) of the NASDAQ listing standards and Rule 10C-1 of the Exchange Act. The Compensation Committee met eight times during the last fiscal year. The Board has adopted a written Compensation Committee charter that is available to stockholders on the Company’s website at www.bellicum.com. The information on our website is not incorporated by reference into this Proxy Statement or our Annual Report for fiscal year 2016.
The Compensation Committee of the Board acts on behalf of the Board to review, adopt or recommend for adoption and oversee the Company’s compensation strategy, policies, plans and programs. For this purpose, the Compensation Committee performs several functions, including, among other things:

•	reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full Board of Directors regarding) our overall compensation strategy and policies;

•	making recommendations to the full Board of Directors regarding the compensation and other terms of employment of our executive officers;

•
reviewing and making recommendations to the full Board of Directors regarding performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;

•
reviewing and approving (or if it deems it appropriate, making recommendations to the full Board of Directors regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;

•
evaluating risks associated with our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;

•	reviewing and making recommendations to the full Board of Directors regarding the type and amount of compensation to be paid or awarded to our non-employee board members;

•
establishing policies with respect to votes by our stockholders to approve executive compensation to the extent required by Section 14A of the Exchange Act and, if applicable, determining our recommendations regarding the frequency of advisory votes on executive compensation;

•	reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;

•	administering our equity incentive plans;

•	establishing policies with respect to equity compensation arrangements;

•	reviewing the competitiveness of our executive compensation programs and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to us;

•
reviewing and approving (or if it deems it appropriate, making recommendations to the full Board of Directors regarding) the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers;

•
reviewing with management and approving our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such report or proxy statement;

•	preparing the report that the SEC requires in our annual proxy statement; and

•	reviewing and evaluating, on an annual basis, the performance of the Compensation Committee and the Compensation Committee charter.

Compensation Committee Processes and Procedures
Typically, the Compensation Committee meets at least quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees, as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, to the extent required by SEC and NASDAQ rules, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and NASDAQ, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
Since 2014, the Company has engaged Radford, a business unit of Aon plc (“Radford”), as its compensation consultant. Radford was retained to provide an assessment of the Company’s executive and director compensation programs in comparison to executive and director compensation programs at selected publicly-traded peer companies. As part of its engagement, Radford was requested by the Board to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. Radford ultimately developed recommendations that were presented to the Board for its consideration.
The Compensation Committee considers most of the significant adjustments to annual compensation, target bonuses and equity awards and establish new performance objectives at one or more meetings held during the last quarter of each year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, including, for example, the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at periodic meetings throughout the year on an as-needed basis. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data and analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.
Compensation Committee Interlocks and Insider Participation
As stated above, the Compensation Committee currently consists of Messrs. Stonehouse (Chair), Brown and McGuyer and Dr. Huber. No member of the Compensation Committee has ever been an officer or employee of Bellicum. None of our executive officers currently serves, or has served during the last completed fiscal year, on the Compensation Committee or Board of any other entity that has one or more executive officers serving as a member of our Board or Compensation Committee.
Nominating and Governance Committee
The Nominating and Governance Committee is composed of four directors: Dr. Huber (Chair) and Messrs. Brown, McGuyer, and Daly. Mr. Daly was appointed to the Nominating and Governance Committee in February 2017. All members of the Nominating and Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Nominating and Governance Committee met three times during the last fiscal year. The Board has adopted a written Nominating and Governance Committee charter that is available to stockholders on the Company’s website and www.bellicum.com. The information on our website is not incorporated by reference into this Proxy Statement or our Annual Report for fiscal year 2016.

The Nominating and Governance Committee of the Board is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company consistent with criteria approved by the Board, reviewing and evaluating incumbent directors, selecting or recommending to the Board for selection candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board, and developing a set of corporate governance principles for the Company.
The functions of this committee include, among other things:

•	identifying, reviewing and evaluating candidates to serve on our Board;

•	determining the minimum qualifications for service on our Board;

•	evaluating director performance on the board and applicable committees of the board and determining whether continued service on our board is appropriate;

•	evaluating, nominating and recommending individuals for membership on our Board;

•	evaluating nominations by stockholders of candidates for election to our Board;

•	considering and assessing the independence of members of our Board;

•	developing a set of corporate governance policies and principles and recommending to our Board any changes to such policies and principles;

•	considering questions of possible conflicts of interest of directors as such questions arise; and

•	reviewing and evaluating on an annual basis the performance of the Nominating and Governance Committee and the Nominating and Governance Committee charter.

The Nominating and Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having the highest personal integrity and ethics. The Nominating and Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Nominating and Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.
In the case of incumbent directors whose terms of office are set to expire, the Nominating and Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Governance Committee also determines whether the nominee is independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee by majority vote which we expect will typically be recommended to the full Board.
The Nominating and Governance Committee will consider director candidates recommended by stockholders. The Nominating and Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Governance Committee at the following address: Bellicum Pharmaceuticals, Inc., Attn: Corporate Secretary, 2130 W. Holcombe Blvd., Suite 800, Houston, TX 77030, no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting (or in the case of the 2017 Annual Meeting of Stockholders, the 10th day following the day on which public announcement of the date of such meeting is first made). Submissions must include the name and address of the Company stockholder on whose behalf the submission is made; the number of Company shares that are owned beneficially by such stockholder as of the date of the submission; the full name of the proposed candidate; a description of the proposed candidate’s business experience for at least the previous five years; complete biographical information for the proposed candidate; and a description of the proposed candidate’s qualifications as a director. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.
Science Committee
The Science Committee is composed of two directors: Dr. Huber (Chair) and Slawin. The Science Committee acts on behalf of the Board to, among other things, advise management from time to time upon request and make recommendations to the Board with respect to our research and development programs, technology and objectives.
Finance Committee
The Finance Committee is composed of three directors: Messrs. Stonehouse (Chair), Davis and Brown. The Finance Committee acts on behalf of the Board to, among other things, advise management on the Company’s business development, collaboration and financing arrangements and make recommendations to the Board with respect to such matters.
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
The Company’s Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to Bellicum Pharmaceuticals, Inc., Attn: Corporate Secretary, 2130 W. Holcombe Blvd., Suite 800, Houston, TX 77030. These communications will be reviewed by the Secretary of Bellicum, who will determine whether the communication is appropriate for presentation to the Board or the relevant director. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).
CODE OF ETHICS
The Company has adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on the Company’s website at www.bellicum.com. The information on our website is not incorporated by reference into this Proxy Statement or our Annual Report for fiscal year 2016. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2016.
Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans, excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	4,532,120	$12.37	1,055,592
Equity compensation plans not approved by security holders	—	—	—
Total	4,532,120		1,055,592

PROPOSAL 2

APPROVAL OF 2014 EQUITY INCENTIVE PLAN, AS AMENDED
Subject to stockholder approval, the Compensation Committee of the Board approved an amendment to the Bellicum Pharmaceuticals, Inc. 2014 Equity Incentive Plan (the “2014 Plan”) on April 26, 2017 (the 2014 Plan, as amended, the “Amended 2014 Plan”). The 2014 Plan was originally adopted by our Board and stockholders in connection with our initial public offering and became effective in December 2014. In this Proposal 2, our stockholders are being asked to approve the Amended 2014 Plan. The Amended 2014 Plan includes the following material changes to the 2014 Plan, as described in more detail under “Description of the Amended 2014 Plan” below:

•	to increase the number of shares of common stock authorized for issuance under the 2014 Plan by 3,100,000 shares;

•	to expressly prohibit the repricing of outstanding stock awards and the cancellation of any outstanding stock awards in exchange for cash or other stock awards without stockholder approval;

•	to add a limit on the total annual compensation that may be paid or granted to any non-employee director with respect to such service; and

•
for purposes of the requirements of Section 162(m) of the Internal Revenue Code, as amended (the “Code”), to update the means of adjustment when calculating the attainment of performance goals for performance awards under the 2014 Plan.

Why We Are Asking Our Stockholders to Approve the Amended 2014 Plan
Equity awards have been historically and, we believe, will continue to be, an integral component of our overall compensation program for our employees and directors. Approval of the Amended 2014 Plan will allow us to continue to grant equity awards at levels we determine to be appropriate in order to attract new employees and directors, retain our existing employees and directors and to provide incentives for such persons to exert maximum efforts for our success. The Amended 2014 Plan allows us to continue to utilize a broad array of equity incentives with flexibility in designing equity incentives, including stock option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards and performance stock awards.
We believe it is critical for our long-term success that the interests of our employees and directors are tied to our success as “owners” of our business. The equity incentive programs we have in place are intended to build stockholder value by attracting and retaining talented employees and directors. We believe we must continue to offer a competitive equity compensation packages in order to retain and motivate the talent necessary for our continued growth and success. We carefully monitor the equity compensation and equity holdings of our employees, directors and consultants as well as the type of equity awards we grant to ensure these awards continue to provide incentives for the recipients to work towards our success. Traditionally, stock options have been the primary component of our equity program. The potential value of stock options is realized only if our share price increases, and so stock options provide a strong incentive for individuals to work to build stockholder value. Recently, in line with market practices, we began granting restricted stock unit awards to certain employees at levels that minimize dilution with an appreciation of the value transfer.
As of April 17, 2017, we had 494,681 shares remaining available for grant under the 2014 Plan. Bellicum has and is expected to continue to experience significant growth in personnel as we progress our business, expand our pipeline, manufacturing capabilities and technology platform, and advance our lead BPX-501 product candidate through pivotal studies and prepare for commercialization in both Europe and the U.S.  If our stockholders do not approve the Amended 2014 Plan, the Company strongly believes that it will be unable to successfully use equity as part of its compensation program, as most of its competitors in the industry do, putting the Company at a significant disadvantage and compromising its ability to enhance stockholder value. Therefore, we believe that approval of this request is in the best interest of our stockholders and our Company.
Approval of the Amended 2014 Plan by our stockholders will also constitute approval of terms and conditions set forth therein that will permit us to grant stock options and performance-based stock and cash awards under the Amended 2014 Plan that may qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code. Section 162(m) of the Code disallows a deduction to any publicly held corporation and its affiliates for certain compensation paid to “covered employees” in a taxable year to the extent that compensation to a covered employee exceeds $1 million. However, some kinds of compensation, including qualified “performance-based compensation,” are not subject to this deduction limitation. For compensation awarded under a plan to qualify as “performance-based compensation” under Section 162(m) of the Code, among other things, the following terms must be disclosed to and approved by the stockholders before the compensation is paid: (i) a description of the employees eligible to receive such awards; (ii) a per-employee limit on the number of shares subject to stock options and performance-based stock awards, and the amount of cash subject to performance-based cash awards, that may be granted to any employee under the Amended 2014 Plan in any year; and (iii) a description of the business criteria upon which the performance goals for performance-based awards may be based.
Accordingly, we are requesting that our stockholders approve the Amended 2014 Plan, which includes terms regarding eligibility for performance-based awards, annual per-employee limits and the business criteria upon which the performance goals for performance-based awards may be based (as described in the summary below). We believe it is in the best interests of Bellicum and our stockholders to preserve the ability to grant awards in the future that may qualify as “performance-based compensation” under Section 162(m) of the

Code. However, in certain circumstances, we may determine to grant awards to covered employees that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Moreover, even if we grant awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, we cannot guarantee that such compensation ultimately will be deductible by us under U.S. tax rules.
Our Amended 2014 Plan Contains Key Features Designed to Protect Stockholders’ Interests
The Amended 2014 Plan includes provisions that reflect our commitment to strong corporate governance and the desire to preserve stockholder value as demonstrated by the following features:

•
New provision prohibiting unilateral repricing. The Amended 2014 Plan eliminates the current provision in the 2014 Plan that permits the Board to reprice stock options without stockholder approval. The Amended 2014 Plan expressly prohibits the repricing of outstanding stock options and stock appreciation rights and the cancellation of any outstanding stock options or stock appreciation rights that have an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other stock awards under the Amended 2014 Plan without prior stockholder approval.

•
New limitation on director compensation. The Amended 2014 Plan provides that the aggregate value of all cash and equity-based compensation granted or paid by us to any individual for service as a non-employee director of the Board with respect to any calendar year will not exceed $500,000 in total value, or $850,000 in total value with respect to the calendar year in which the individual is first appointed or elected to the Board (calculating the value of any such stock awards based on the grant date fair value of the stock awards for financial reporting purposes).

•
Stockholder approval is required for additional shares. The Amended 2014 Plan does not contain an annual “evergreen” provision, unlike the majority of equity plans adopted by other companies in connection with their initial public offering. The Amended 2014 Plan authorizes a fixed number of shares that are not automatically increased by the unilateral action of the Board each year, allowing our stockholders to have direct input on our equity compensation programs.

•	No single trigger accelerated vesting upon change in control. The Amended 2014 Plan does not provide for any automatic mandatory vesting of awards upon a change in control.

•
Deductibility of awards. The Amended 2014 Plan includes provisions intended to meet the requirements for deductibility of executive compensation under Section 162(m) of the Code, including by qualifying payments under the Amended 2014 Plan as “performance-based compensation.”

•
No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the Amended 2014 Plan must have an exercise or strike price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•
Administration by independent committee. The Amended 2014 Plan will be administered by the members of our Compensation Committee, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” within the meaning of the NASDAQ listing standards. In addition, all of the members of the Compensation Committee, which has been delegated certain authorities with respect to awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, are “outside directors” within the meaning of Section 162(m) of the Code.

The Size of our Share Request Increase is Reasonable and We Manage our Equity Award Use Carefully
If our stockholders approve this Proposal 2, we will have approximately 3,200,000 shares available for grant after our 2017 Annual Meeting of Stockholders, which we anticipate would cover equity grants for the next two years.
We have managed our long-term stockholder dilution by limiting the number of equity incentive awards granted. The Board and Compensation Committee monitors our stock award burn rate and dilution, among other factors, in its efforts to maximize stockholders’ value by granting what, in the Board’s or Compensation Committee’s judgment, are the appropriate number of equity incentive awards necessary to attract, reward, and retain employees, consultants and directors based on the Company’s business plan and anticipated grants.
As of the record date there were 33,078,518 shares of our common stock outstanding and the per-share closing price of our common stock as reported on NASDAQ Global Market was $13.50.

Description of the Amended 2014 Plan
The material features of the Amended 2014 Plan are outlined below. The following description of the Amended 2014 Plan is a summary only and is qualified in its entirety by reference to the complete text of the Amended 2014 Plan. Stockholders are urged to read the actual text of the Amended 2014 Plan in its entirety, which is appended to this Proxy Statement as Appendix A.
Purpose
The Amended 2014 Plan is designed to secure and retain the services of our employees, directors and consultants, provide incentives for our employees, directors and consultants to exert maximum efforts for the success of the Company and its affiliates, and provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock.

Types of Awards
The Amended 2014 Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Code, or ISOs, nonstatutory stock options, or NSOs, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards and other stock awards, which are referred to collectively as stock awards. The Amended 2014 Plan also provides for the grant of performance cash awards. Awards may be granted to employees, consultants and directors of the Company and certain of our affiliates. Only employees of ours and of certain of our affiliates are eligible to receive ISOs.
Shares Available for Awards
Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued pursuant to stock awards under the Amended 2014 plan is the sum of (1) 3,100,000 new shares, (2) 2,600,000 shares originally approved by the Company’s stockholders in December 2014, plus (3) the number of shares (not to exceed 3,216,795 shares) (i) reserved for issuance under our 2011 Stock Option Plan (the “2011 Plan”) at the time our 2014 Plan became effective, and (ii) any shares subject to outstanding stock options or other stock awards that were granted under our 2011 Plan or 2006 Stock Option Plan (the “2006 Plan”) that are forfeited, terminate, expire or are otherwise not issued. The maximum number of shares of our common stock that may be issued upon the exercise of ISOs under our Amended 2014 Plan is 8,300,000 shares.
If a stock award granted under the Amended 2014 Plan expires or otherwise terminates without being exercised in full, or is settled in cash, the shares of our common stock not acquired pursuant to the stock award again will become available for subsequent issuance under the Amended 2014 Plan. In addition, the following types of shares under the Amended 2014 Plan may become available for the grant of new stock awards under the Amended 2014 Plan: (1) shares that are forfeited to or repurchased by us prior to becoming fully vested; (2) shares withheld to satisfy income or employment withholding taxes; or (3) shares used to pay the exercise or purchase price of a stock award. Shares issued under the Amended 2014 Plan may be previously unissued shares or reacquired shares bought by us on the open market.
Eligibility
All of our approximately 123 employees, and seven non-employee directors as of April 17, 2017 are eligible to participate in the Amended 2014 Plan and may receive all types of awards other than ISOs. ISOs may be granted under the Amended 2014 Plan only to our employees (including officers) and employees of our affiliates.
Section 162(m) Limits
Under the Amended 2014 Plan, subject to adjustment for certain changes in our capitalization, no participant will be eligible to be granted during any calendar year more than:

•
a maximum of 1,000,000 shares of our common stock subject to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value of our common stock on the date of grant;

•	a maximum of 1,000,000 shares of our common stock under performance stock awards; and

•	a maximum of $3,000,000 under performance cash awards.

These limits are designed to allow us to grant awards that are intended to be exempt from the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code.

Limit on Non-Employee Director Compensation

Under the Amended 2014 Plan, the following limits will apply to non-employee directors. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director with respect to any calendar year, including stock awards granted under the Amended 2014 Plan and cash fees paid to such non-employee director, will not exceed $500,000 in total value, or $850,000 in total value with respect to the calendar year in which the individual is first appointed or elected to the Board. For purposes of these limitations, the value of stock awards is calculated based on the grant date fair value of such stock awards for financial reporting purposes.
Administration
Our Board, or a duly authorized committee thereof, has the authority to administer the Amended 2014 Plan. Our Board may also delegate to one or more of our officers the authority to (1) designate employees (other than other officers) to be recipients of certain stock awards, and (2) determine the number of shares of common stock to be subject to such stock awards. Subject to the terms of the Amended 2014 Plan, our Board of Directors or the authorized committee, referred to for purposes of this Proposal 2 as the “plan administrator”, determines recipients, dates of grant, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability and vesting schedule applicable to a stock award. Subject to the limitations set forth below, the plan administrator will also determine the exercise price, strike price or purchase price of awards granted and the types of consideration to be paid for the award.
Repricing; Cancellation and Re-Grant of Stock Awards
Under the Amended 2014 Plan, the plan administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise, purchase or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders within 12 months prior to the repricing or cancellation and re-grant event.
Stock Options
Stock options are granted pursuant to stock option agreements adopted by the plan administrator. The Amended 2014 Plan permits the grant of stock options that are intended to qualify as ISOs and NSOs. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the Amended 2014 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the Amended 2014 Plan vest at the rate specified by the plan administrator.
The plan administrator determines the term of stock options granted under the Amended 2014 Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. The option term may be extended in the event that exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. In no event may an option be exercised beyond the expiration of its term.
Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO, and (5) other legal consideration approved by the plan administrator.
Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An optionholder may designate a beneficiary, however, who may exercise the option following the optionholder’s death.
Limitations on Incentive Stock Options
The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.
Restricted Stock Unit Awards
Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.
Restricted Stock Awards
Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator. Restricted stock awards may be granted in consideration for (1) cash, check, bank draft or money order, (2) past services rendered to us or our affiliates, or (3) any other form of legal consideration. Common stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule to be determined by the plan administrator. Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as set by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.
Stock Appreciation Rights
Stock appreciation rights are granted pursuant to stock appreciation right agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant an amount equal to the product of (1) the excess of the per share fair market value of our common stock on the date of exercise over the strike price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation right is exercised. A stock appreciation right granted under the Amended 2014 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.
The plan administrator determines the term of stock appreciation rights granted under the Amended 2014 Plan, up to a maximum of ten years. Unless the terms of a participant’s stock appreciation right agreement provides otherwise, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. The stock appreciation right term may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.
Performance Awards
The Amended 2014 Plan permits the grant of performance-based stock and cash awards that may qualify as performance-based compensation that is not subject to the $1 million limitation on the income tax deductibility of compensation paid to a covered executive officer imposed by Section 162(m) of the Code. To help assure that the compensation attributable to performance-based awards will so qualify, our Compensation Committee can structure such awards so that stock or cash will be issued or paid pursuant to such award only after the achievement of certain pre-established performance goals during a designated performance period.
The performance goals that may be selected include one or more of the following: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation, other non-cash expenses and changes in deferred revenue; (ix) total stockholder return; (x) return on equity or average stockholder’s equity; (xi) return on assets, investment, or capital employed; (xii) stock price; (xiii) margin (including gross margin); (xiv) income (before or after taxes); (xv) operating income;

(xvi) operating income after taxes; (xvii) pre-tax profit; (xviii) operating cash flow; (xix) sales or revenue targets; (xx) increases in revenue or product revenue; (xxi) expenses and cost reduction goals; (xxii) improvement in or attainment of working capital levels; (xxiii) economic value added (or an equivalent metric); (xxiv) market share; (xxv) cash flow; (xxvi) cash flow per share; (xxvii) cash balance; (xxviii) cash burn; (xxix) cash collections; (xxx) share price performance; (xxxi) debt reduction; (xxxii) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment and dates, clinical trial results, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, and product supply); (xxxiii) stockholders’ equity; (xxxiv) capital expenditures; (xxxv) debt levels; (xxxvi) operating profit or net operating profit; (xxxvii) workforce diversity; (xxxviii) growth of net income or operating income; (xxxix) billings; (xl) bookings; (xli) employee retention; (xlii) initiation of studies by specific dates; (xliii) budget management; (xliv) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) of an applicable filing or a product; (xlv) regulatory milestones; (xlvi) progress of internal research or development programs; (xlvii) acquisition of new customers; (xlviii) customer retention and/or repeat order rate; (xlix) improvements in sample and test processing times; (l) progress of partnered programs; (li) partner satisfaction; (lii) timely completion of clinical trials; (liii) submission of 510(k)s or pre-market approvals and other regulatory achievements; (liv) milestones related to samples received and/or tests or panels run; (lv) expansion of sales in additional geographies or markets; (lvi) research progress, including the development of programs; (lvii) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; and (lviii) and to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.
The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the goals are established, we will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the U.S. Food and Drug Administration or any other regulatory body. In addition, we retain the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of the goals. The performance goals may differ from participant to participant and from award to award.
Other Stock Awards
The plan administrator may grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.
Changes to Capital Structure
In the event that there is a specified type of change in our capital structure, such as a stock split, appropriate adjustment will be made to (a) the class and maximum number of shares reserved under the Amended 2014 Plan, (b) the class and maximum number of shares of our common stock that may be issued upon the exercise of ISOs, (c) the class and maximum number of shares of our common stock subject to awards that can be granted in any calendar year (as established under the Amended 2014 Plan pursuant to Section 162(m) of the Code) and (d) the class, number of securities and exercise or strike price, if applicable, of all outstanding stock awards.
Corporate Transactions
In the event of certain specified significant corporate transactions, the plan administrator has the discretion to take any of the following actions with respect to stock awards:

•	arrange for the assumption, continuation or substitution of a stock award by a surviving or acquiring entity or parent company;

•	arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring entity or parent company;

•	accelerate the vesting of the stock award, in whole or in part, and provide for its termination prior to the effective time of the corporate transaction;

•	arrange for the lapse, in whole or in part, of any reacquisition or repurchase right held by us;

•
cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the effective time of the corporate transaction, in exchange for such cash consideration, if any, as the Board may deem appropriate; or

•
make a payment equal to the excess of (a) the value of the property the participant would have received upon exercise of the stock award over (b) the exercise price otherwise payable in connection with the stock award.

The plan administrator is not obligated to treat all stock awards, even those that are of the same type, in the same manner.

Under the Amended 2014 Plan, a corporate transaction is generally the consummation of (1) a sale or other disposition of all or substantially all of our assets; (2) a sale or other disposition of at least 90% of our outstanding securities; (3) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (4) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.
Change in Control
The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us, that the stock award will be subject to additional acceleration of vesting and exercisability in the event of a change in control. In the absence of such provision, no such acceleration will occur.
Under the Amended 2014 Plan, a change in control is generally (1) the acquisition by a person or entity of more than 50% of our combined voting power other than by merger, consolidation or similar transaction; (2) a consummated merger, consolidation or similar transaction immediately after which our stockholders cease to own more than 50% of the combined voting power of the surviving entity; (3) a consummated sale, lease or exclusive license or other disposition of all or substantially of our assets; (4) our complete dissolution or liquidation, except for a liquidation into a parent corporation; or (5) when a majority of our Board becomes comprised of individuals who were not serving on our Board on the date of adoption of the 2014 Plan, or the incumbent Board, or whose nomination, appointment, or election was not approved by a majority of the incumbent Board still in office.
Plan Amendments and Termination
Our Board or the Compensation Committee has the authority to amend, suspend, or terminate our Amended 2014 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. We will obtain stockholder approval of any amendment to the Amended 2014 Plan as required by applicable law and listing requirements. No ISOs may be granted after the tenth anniversary of the date our Board adopted the Amended 2014 Plan.
U.S. Federal Income Tax Consequences
The information set forth below is a summary only and does not purport to be complete. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient of an award may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of shares acquired as a result of an award. The Amended 2014 Plan will not be qualified under the provisions of section 401(a) of the Code and will not be subject to any of the provisions of the U.S. Employee Retirement Income Security Act of 1974, as amended. The Company’s ability to realize the benefit of any tax deductions described below will depend on its generation of taxable income, as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of its tax reporting obligations.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying shares on the grant date. On exercise, a recipient will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares over the exercise price. If the recipient is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The recipient’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the recipient’s capital gain holding period for those shares will begin on that date.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock option.
Incentive Stock Options
The Amended 2014 Plan provides for the grant of stock options that may qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the code, a recipient generally is not subject to ordinary income tax upon the grant or exercise of an ISO.

If the recipient holds a share received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.
If, however, a recipient disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the recipient generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the recipient will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share acquired on exercise of an ISO exceeds the exercise price of that stock option generally will be an adjustment included in the recipient’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
The company will not be allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, the Company will be allowed a deduction in an amount equal to the ordinary income includible in income by the recipient, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.
Restricted Stock Unit Awards
Generally, the recipient of a restricted stock unit award structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the shares are delivered equal to the excess, if any, of the fair market value of the shares of common stock received over any amount paid by the recipient in exchange for the shares. To conform to the requirements of Section 409A of the Code, the shares of common stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the shares are delivered.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.
Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. If, however, the shares are not vested when they are received (for example, if the recipient is required to work for a period of time in order to have the right to sell the shares), the recipient generally will not recognize income until the shares become vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date they become vested over any amount paid by the recipient in exchange for the shares. A recipient may, however, file an election with the IRS, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the shares on the date the award is granted over any amount paid by the recipient for the shares.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the shares are received or when the shares become vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.
Stock Appreciation Rights
Stock appreciation rights may be granted separately from any other award or in tandem with other awards under the Amended 2014 Plan.
Where the stock appreciation rights are granted with a strike price equal to the fair market value of the underlying shares on the grant date, the recipient will recognize ordinary income equal to the fair market value of the shares or cash received upon such exercise.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
New Plan Benefits
The following table sets forth the benefits or amounts that will be received by or allocated to each of the individuals and groups indicated below under the Amended 2014 Plan, if such benefits or amounts are determinable.

Amended 2014 Plan

Name and Position	Dollar Value	Number of Units
Thomas J. Farrell Former President and Chief Executive Officer	(1)	—
Annemarie Moseley, Ph.D., M.D. Chief Operating Officer and Executive Vice President of Clinical Development	(1)	42,000(1)
Alan A. Musso, C.P.A., C.M.A. Chief Financial Officer and Treasurer	(1)	31,500(1)
All current executive officers as a group (five persons):	(1)	126,000(1)
All current directors who are not executive officers as a group (seven persons)	(2)	70,000(2)
All employees, including all current officers who are not executive officers, as a group (94 persons):	(1)	177,925(1)

(1)
Awards granted under the Amended 2014 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2014 Plan. In December 2016, our Compensation Committee approved the grant of stock options under the Amended 2014 Plan to certain employees, including our current executive officers other than Mr. Fair, contingent and effective upon stockholder approval of this Proposal 2. Such options will be granted under the Amended 2014 Plan if this Proposal 2 is approved by our stockholders, effective upon the first trading day of July 2017, with an exercise price per share equal to the closing price of our common stock on such date. The actual value realized upon exercise of an option will depend on the excess, if any, of the stock price over the exercise prices on the date of exercise.

(2)
Awards granted under the Amended 2014 Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2014 Plan. However, under our current director compensation policy, each of our continuing non-employee directors will be automatically granted a nonstatutory stock option to purchase 10,000 shares at the Annual Meeting and such options will be granted under the Amended 2014 Plan if this Proposal 2 is approved by our stockholders. For additional information regarding our current compensation arrangements for non-employee directors, please see “Non-Employee Director Compensation” below. The actual value realized upon exercise of an option will depend on the excess, if any, of the stock price over the exercise prices on the date of exercise.

Plan Benefits
The following table sets forth, for each of the individuals and groups indicated, the total number of shares of our common stock subject to stock awards that have been granted (even if not currently outstanding) under the 2014 Plan through April 17, 2017.
2014 Plan

Name and Position	Number of Shares Subject to Stock Awards
Thomas J. Farrell Former President and Chief Executive Officer	395,250
Annemarie Moseley, Ph.D., M.D. Chief Operating Officer and Executive Vice President of Clinical Development	253,000
Alan A. Musso, C.P.A., C.M.A. Chief Financial Officer and Treasurer	376,294
All current executive officers as a group (five persons)	1,892,044
All current directors who are not executive officers as a group (seven persons)	173,529

Each nominee for election as a director (three persons):
Richard A. Fair	500,000
James M. Daly	30,833
Reid M. Huber	20,000
Each associate of any such directors, executive officers or nominees (zero persons)	—
Each other person who received or is to receive 5% of such options, warrants or rights (zero persons)	—
All employees, including all current officers who are not executive officers, as a group (94 persons)	1,880,853
Vote Required and Recommendation of the Board of Directors
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the annual meeting will be required to approve the Amended 2014 Plan. Abstentions will be treated as “Against” votes and broker non-votes will have no effect for purposes of determining that the affirmative votes constitute a majority of the required quorum.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has selected Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the annual meeting. Ernst & Young LLP has audited the Company’s financial statements since 2014. Representatives of Ernst & Young LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the annual meeting will be required to ratify the selection of Ernst & Young LLP.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table represents aggregate fees billed to the Company by Ernst & Young LLP, for the fiscal years ended December 31, 2016 and 2015:

	Fiscal Year Ended	Fiscal Year Ended
	2016	2015
Audit Fees (1)	$322,000	$300,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$322,000	$300,000

(1)
Audit fees consist of fees billed for professional services by Ernst & Young LLP for audit and quarterly review of our financial statements and review of our registration statements and related services that are normally provided in connection with statutory and regulatory filings or engagements.

All fees described above were pre-approved by the Audit Committee.
In connection with the audit of the 2016 financial statements, the Company entered into an engagement agreement with Ernst & Young LLP that sets forth the terms by which Ernst & Young LLP will perform audit services for the Company. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.
PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, Ernst & Young LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. The Audit Committee has determined that the rendering of services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL 3.

EXECUTIVE OFFICERS
Richard A. Fair, 48, has served as our President and Chief Executive Officer and a member of our Board of Directors since January 2017. Prior to joining Bellicum, Mr. Fair served as Senior Vice President, Therapeutic Head Oncology Global Product Strategy at Genentech, Inc., a subsidiary of Roche Holding AG. From April 2006 to January 2014, Mr. Fair held other positions at Genentech, including Vice President, Global Product Strategy Hematology & Signaling, from November 2012 through December 2013, and Vice President, Sales & Marketing, Oral Oncolytics, from May 2010 to November 2012. Prior to Genentech, Mr. Fair held positions at Johnson & Johnson, a public pharmaceutical and medical device company. Mr. Fair received his B.S. in computer science from the University of Michigan and his MBA, with a dual concentration in finance and management, from Columbia University.
Alan A. Musso, C.P.A., C.M.A., 55, has served as our Chief Financial Officer and Treasurer since November 2014. From February 2002 to November 2014, Mr. Musso served in various positions at Targacept, Inc., a public biopharmaceutical company, including as Senior Vice President of Finance and Administration from March 2010 to November 2014, Chief Financial Officer and Treasurer from February 2002 to November 2014, and Assistant Secretary from June 2007 to November 2014. Mr. Musso has over 25 years of biotechnology and pharmaceutical industry experience in both large and emerging growth companies. Mr. Musso received his B.S. degree from Saint Mary’s College of California and his graduate degree from the American Graduate School of International Management in Glendale, Arizona.
David M. Spencer, Ph.D., 54, founded Bellicum with Kevin M. Slawin, M.D. in July 2004 and served as a member of our Board until September 2004. He has served as a scientific advisor to the Company since our inception and has served as our Chief Scientific Officer since November 2011, a position that he also held part-time as a consultant since September 2004. From January 1996 to November 2011, Dr. Spencer served as professor in the department of Pathology and Immunology at Baylor College of Medicine and as Vice Chairman of the department from January 2010 to November 2011. Dr. Spencer is the original inventor of our CID technology, and together with Dr. Slawin, developed the first clinical applications of the technology, DeCIDe and CaspaCIDe. He received his B.A. degree in Chemistry from the University of California, San Diego and his Ph.D. in Biology at Massachusetts Institute of Technology and was a postdoctoral fellow at Stanford University.
Annemarie Moseley, Ph.D., M.D., 61, has served as our Chief Operating Officer since November 2012 and as our Executive Vice President of Clinical Development since April 2015. Dr. Moseley also served as our Senior Vice President of Clinical Development and Regulatory Affairs from October 2011 until April 2015. Dr. Moseley has over 20 years of industry experience in translational medicine and clinical development of stem cell therapies, immunotherapies, biological devices and combination products, including overseeing the first late-stage Graft versus Host Disease study in patients who underwent hematopoietic stem cell transplant. She received her B.S. and M.S. from the University of Texas at Arlington, and received her Ph.D. in Physiology and Biochemistry from Utah State. She received her M.D. from Baylor College of Medicine where she completed an internal medicine residency and a genetics fellowship.
Ken Moseley, J.D., 60, has served as our Senior Vice President and General Counsel since January 2015 and as our Corporate Secretary since February 2012. Mr. Moseley also served as our Vice President of Intellectual Property and Legal Affairs from December 2011 to January 2015. Mr. Moseley received his B.S. degree from the University of Houston and his B.A. degree from Rice University. He received his J.D. from the University of Houston Law Center. Mr. Moseley is a registered U.S. patent attorney and is a member of the State Bars of Texas and California.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT7
The following table sets forth certain information regarding the ownership of the Company’s common stock as of March 31, 2017 by: (i) each director; (ii) each of our named executive officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than 5% of its common stock.
The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 33,078,089 shares outstanding on March 31, 2017, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address for the following stockholders is care of: Bellicum Pharmaceuticals, Inc., 2130 W. Holcombe Blvd., Suite 800, Houston, TX 77030.

	Beneficial Ownership
Beneficial Owner	Number of Shares (#)	Percent of Total (%)
Greater than 5% stockholders
Baker Bros. Advisors LP (1) 667 Madison Avenue, 21st Floor New York, NY 10065	5,032,313	15.21%
McGuyer Investments Ltd.(2) 11007 Wickwood Dr. Houston, TX 77024	2,249,270	5.80%
FMR LLC(3) 245 Summer Street Boston, MA 02210-1133	3,434,964	10.38%
JPMorgan Chase & Co.(4) 270 Park Ave. New York, NY 10017	2,120,573	6.41%
BlackRock, Inc.(5) 55 East 52nd Street New York, NY 10055	1,671,740	5.05%
Named Executive Officers and Directors
Thomas J. Farrell(6)	532,477	1.61%
Annemarie Moseley, Ph.D., M.D.(7)	264,335	*
Alan A. Musso, C.P.A., C.M.A.(8)	187,826	*
Kevin M. Slawin, M.D., Director(9)	1,557,767	4.71%
James F. Brown, Chairman and Director(10)	939,194	2.84%
Stephen Davis, Director (11)	30,556	*
Frank B. McGuyer, Director(2)	2,249,270	5.80%
Reid M. Huber, Ph.D., Director(12)	33,872	*
Jon P. Stonehouse, Director(13)	33,382	*
James M. Daly, Director (14)	16,667	*
Richard A. Fair	—	*
All executive officers and directors as a group (12 persons)(15)	6,208,191	18.77%

*	Less than one percent.

(1)
Based solely upon a Schedule 13D/A filed with the SEC on March 23, 2017 by Baker Bros. Advisors LP, or Baker Advisors, on behalf of itself and Baker Bros. Advisors (GP) LLC, or the Baker Adviser GP, Felix J. Baker and Julian C. Baker, or collectively the Baker Reporting Persons, reporting beneficial ownership as of March 29, 2017. According to the Schedule 13D/A, each of the Baker Reporting Persons has sole voting and sole dispositive power over 5,032,313 shares of our common stock held by the following funds, or the Baker Funds: 434,760 held by 667, L.P; 4,527,089 held by Baker Brothers Life Sciences, L.P.; and 70,464 held by 14159, L.P. Pursuant to management agreements, the Baker Funds relinquished to Baker Advisors all discretion and authority with respect to the investment and voting power of the securities held by the Funds. The Baker Advisor

GP is the general partner of Baker Advisors. Felix J. Baker and Julian C. Baker are principals of the Baker Advisor GP. The Baker Reporting Persons disclaim beneficial ownership of the securities held by each of the Baker Funds.

(2)
Consists of (i) 33,872 shares of common stock subject to options exercisable by Mr. McGuyer within 60 days of March 31, 2017 and (ii) 2,215,400 shares of common stock. Mr. McGuyer has voting and investment power held by McGuyer Investments Ltd. Mr. McGuyer disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(3)
Based solely upon a Schedule 13G/A filed with the SEC on February 14, 2017 by FMR LLC on behalf of FMR CO., INC and reflects the securities beneficially owned, or that may be deemed to be beneficially owned, by FMR LLC, certain of its subsidiaries and affiliates, and other companies. Abigail P. Johnson is a Director, the Chairman and Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B stockholders have entered into a stockholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the stockholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act, or the Fidelity Funds, advised by Fidelity Management & Research Company, or FMR Co, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees.

(4)
Based solely upon a Schedule 13G/A filed with the SEC on January 18, 2017 by JPMorgan Chase & Co., or JP Morgan, on behalf of itself certain wholly owned subsidiaries, reporting beneficial ownership as of December 30, 2016. JP Morgan has sole voting power over 2,000,163 shares of our common stock and sole dispositive power over 2,112,473 shares of our common stock.

(5)
Based solely upon a Schedule 13G filed with the SEC on January 30, 2017 by BlackRock, Inc., or BlackRock, on behalf of itself certain wholly owned subsidiaries, reporting beneficial ownership as of December 31, 2016. BlackRock has sole voting power over 1,637,969 shares of our common stock and sole dispositive power over 1,671,740 shares of our common stock.

(6)	Consists of (i) 63,862 shares of common stock and (ii) 468,615 shares of common stock subject to options exercisable by Mr. Farrell within 60 days of March 31, 2017.

(7)
Consists of (i) 442 shares of common stock, (ii) 190,904 shares of common stock subject to options exercisable by Dr. Moseley within 60 days of March 31, 2017, (iii) 344 shares of common stock owned by Mr. Moseley, and (iv) 72,645 shares of common stock subject to options exercisable within 60 days of March 31, 2017 by Mr. Moseley. Mr. Moseley and Dr. Moseley are married.

(8)
Consists of (i) 60,548 shares of common stock, of which 58,825 shares are restricted common stock subject to a right of repurchase in favor of the Company as of May 31, 2017 and (ii) 127,278 shares of common stock subject to options exercisable by Mr. Musso within 60 days of March 31, 2017.

(9)
Consists of (i) 84,206 shares held by Dr. Slawin, (ii) 294,982 shares held by the Jordana Slawin 2012 Family Trust, for which Dr. Slawin’s wife is a trustee, (iii) 398,067 shares held by the Kevin Slawin 2009 Family Trust for which Dr. Slawin is a trustee and as such has the dispositive power and control over the securities held by such trust, and (iv) 780,512 shares of common stock subject to options exercisable by Dr. Slawin within 60 days of March 31, 2017. Dr. Slawin disclaims beneficial ownership of the shares held by the Jordana Slawin 2012 Family Trust.

(10)
Consists of (i) 33,872 shares of common stock subject to options exercisable by Mr. Brown within 60 days of March 31, 2017, and (ii) 905,322 shares of common stock held by AVG Ventures, LP. AVG Ventures, LP. is managed by its general partner, AVG Ventures GP, LLC. Mr. Brown, is the Managing Director of AVG Ventures GP, LLC and as such, shares voting and investment power with respect to shares held by AVG Ventures, LP. Mr. Brown disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(11)	Consists of 30,556 shares of common stock subject to options exercisable by Mr. Davis within 60 days of March 31, 2017.

(12)	Consists of 33,872 shares of common stock subject to options exercisable by Mr. Huber within 60 days of March 31, 2017.

(13)	Consists of 33,382 shares of common stock subject to options exercisable by Mr. Stonehouse within 60 days of March 31, 2017.

(14)	Consists of 16,667 shares of common stock subject to options exercisable by Mr. Daly within 60 days of March 31, 2017.

(15)
Consists of shares identified in footnotes (2), (6), (7), (8), (9), (10), (11), (12), (13) and (14) and includes the following: 146,082 shares of common stock owned by David Spencer, Ph.D. and 216,763 shares of common stock subject to options exercisable by Dr. Spencer within 60 days of March 31, 2017.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2016, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE AND DIRECTOR COMPENSATION
Our named executive officers for the year ended December 31, 2016, which consist of our principal executive officer and our two other most highly compensated executive officers, are:

•	Thomas J. Farrell, our former President and Chief Executive Officer

•	Annemarie Moseley, Ph.D., M.D., our Chief Operating Officer and Executive Vice President of Clinical Development

•	Alan A. Musso, C.P.A., C.M.A., our Chief Financial Officer and Treasurer

In January 2017, Mr. Farrell resigned from his position as our President and Chief Executive Officer, and Mr. Fair commenced employment with us as our President and Chief Executive Officer. Although Mr. Fair is not one of our named executive officers for the year ended December 31, 2016, we have included information regarding Mr. Fair’s compensation in this section where it may be material to an understanding of our executive compensation program.
Summary Compensation Table

Name and Principal Position	Year	Salary	Option Awards (1)	Non-Equity Incentive Plan Compensation (2)	All Other Compensation (3)	Total
Thomas J. Farrell, former President and Chief Executive Officer (4)(5)	2016	$501,100	$1,967,942	$177,891	$2,196	$2,649,129
	2015	$474,583	$2,822,688	$189,834	$2,198	$3,489,303
Annemarie Moseley, Ph.D., M.D., Chief Operating Officer and Executive Vice President of Clinical Development	2016	$422,300	$1,537,455	$119,934	$7,772	$2,087,461
	2015	$410,000	$1,840,990	$131,200	$13,232	$2,395,422
Alan A. Musso, C.P.A., C.M.A., Chief Financial Officer and Treasurer	2016	$368,000	$737,978	$91,448	$29,520	$1,226,946
	2015	$347,500	$1,058,508	$97,300	$32,186	$1,535,494

(1)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during 2016 and 2015, as applicable, computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (ASC 718). Assumptions used in the calculation of these amounts are included in Note 9 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(2)	Amounts represent annual performance-based bonuses earned for 2016 and 2015. For more information, see “—Annual Bonus Opportunity” below.

(3)
Amounts reflect the following for 2016: for Mr. Farrell, $996 for life insurance premiums and $1,200 in parking subsidies; for Dr. Moseley, $2,772 for life insurance premiums and $5,000 for reimbursement of costs related to commuting; for Mr. Musso, $840 for life insurance premiums, $27,480 for reimbursement of costs related to commuting, $1,200 in parking subsidies.

(4)	Mr. Farrell, on January 30, 2017, resigned from his position as a member of our Board of Directors and our President and Chief Executive Officer. We continue to retain Mr. Farrell as a consultant.

(5)	On January 30, 2017, Mr. Fair was appointed as our President and Chief Executive Officer. Mr. Fair did not receive any compensation from the Company during the year ended December 31, 2016.

Annual Base Salary
The compensation of our named executive officers is determined and approved by the Compensation Committee of our Board. The 2016 annual base salaries, effective as of January 1, 2016 for Dr. Moseley and Messrs. Farrell and Musso, were as follows:

NAME	2016 BASE
Thomas J. Farrell ............................................................................................................................................................	$501,100
Annemarie Moseley, Ph.D., M.D. ..................................................................................................................................	$422,300
Alan A. Musso, C.P.A., C.M.A.......................................................................................................................................	$368,000
In December 2016, the Compensation Committee approved 2017 annual base salaries of $516,133, $435,000 and $385,000 for Mr. Farrell, Dr. Moseley and Mr. Musso, respectively, effective as of January 1, 2017. Mr. Fair’s 2017 annual base salary, which was effective upon his commencement of employment in January 2017, is $535,000.
Annual Bonus Opportunity
In addition to base salaries, our named executive officers are eligible to receive annual performance-based cash bonuses, which are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals. The annual performance-based bonus each named executive officer is eligible to receive is generally based on the extent to which we achieve the corporate goals that our Board or Compensation Committee establishes each year. At the end of the year, the Compensation Committee reviews our performance against each corporate goal and approves the extent to which we achieved each of our corporate goals.
The Compensation Committee generally will consider each named executive officer’s individual contributions towards reaching our annual corporate goals but does not typically establish specific individual goals for our named executive officers. There is no minimum bonus percentage or amount established for the named executive officers and, as a result, the bonus amounts vary from year to year based on corporate and individual performance. For 2016, the target bonus for Mr. Farrell was 50% of his base salary, the target bonus for Dr. Moseley was 40% of her base salary and the target bonus for Mr. Musso was 35% of his base salary.
Our corporate goals for 2016, established by the Compensation Committee, included drug discovery goals, preclinical development goals, clinical development goals, business development goals and financial goals. The drug discovery goals included certain research and discovery objectives related to proof of principle for a dual switch system, proof of principle for an off-the-shelf approach to CAR-T and advancement of product candidates. The preclinical development goals were related to our CIDeCAR and GoCAR-T platforms and BPX-601 and BPX-701 product candidates. The clinical development goals were related to our BPX-501 product candidates. The business development goals were related to strategic transactions for certain strategic platforms, intellectual property-focused transactions and partnering or co-development transactions. The financial goals included completing planned activities within the corporate budget. No specific individual goals were established for any of our named executive officers for 2016.
In December 2016, the Compensation Committee reviewed our corporate goals and determined that on an overall basis, we had achieved 71% of our corporate goals for 2016. Specifically, on our lead BPX-501 clinical program, the Compensation Committee determined that the Company accomplished the target goals, as enrollment objectives were achieved and interim results from the ongoing BP-004 trial were presented at the 58th Annual Meeting of the American Society of Hematology (ASH) in December 2016,
demonstrating disease-free outcomes and clinically relevant immune reconstitution benefits in pediatric patients with genetic blood diseases. In addition, bonus goal attainment for BPX-501 was also awarded for securing a $16.9 million award from the Cancer Prevention and Research Institute of Texas. Established target goals were also achieved in the areas of platform development and commercial planning and preparation activities. Outperform bonus targets were achieved for accomplishments in the areas of pipeline expansion and capital efficiency and financial management.  The Compensation Committee did not award bonus credit for business development related goals or for the goals related to pipeline advancement.  Accordingly, each of the named executive officers received a 2016 bonus equal to 71% of their target bonus amounts of 50%, 40% and 35% for Mr. Farrell, Dr.
Moseley and Mr. Musso, respectively.

In December 2016, the Compensation Committee approved 2017 annual target bonus amounts of 50%, 40% and 35% for Mr. Farrell, Dr. Moseley and Mr. Musso, respectively. Mr. Fair’s 2017 annual target bonus was approved in connection with his commencement of employment with us in January 2017 as 50% of his annual base salary.

Equity-Based Incentive Awards
Our equity-based incentive awards are designed to align our interests with those of our employees and consultants, including our named executive officers. Our Board or the Compensation Committee approves equity grants. Vesting of equity awards is generally tied to continuous service with us and serves as an additional retention measure. Our executives as well as our other employees, generally are awarded an initial new hire grant upon commencement of employment. Additional grants may occur periodically in order to specifically incentivize employees, including our executives with respect to achieving certain corporate goals or to reward such employees for exceptional performance.
Prior to our initial public offering in December 2014, we granted all equity awards pursuant to our 2011 stock option plan, as amended, or the 2011 Plan, and our 2006 stock option plan, as amended, or the 2006 Plan. Upon and following our initial public offering, all equity awards are granted under the 2014 equity incentive plan, or the 2014 Plan. The terms of our 2011 Plan, 2006 Plan and 2014 Plan are described below under “—Equity Benefit Plans.” We have primarily granted equity awards in the form of stock options. All options are granted with a per share exercise price equal to no less than the fair market value of a share of our common stock on the date of the grant of such award, as determined by our Board. Generally our stock option awards vest over a four-year period subject to the holder’s continuous service to us. In December 2016, the Compensation Committee approved the grant of restricted stock unit awards in addition to stock options.
On January 4, 2016, each of named executive officers were granted stock options approved by the Compensation Committee in December 2015. Mr Farrell received an option to purchase 160,000 shares of our common stock, Dr. Moseley received an option to purchase 125,000 shares of our common stock and Mr. Musso received an option to purchase 60,000 shares of our common stock. Each of these options was granted at a per share exercise price of $19.00, the fair market value on the date of grant, and vests over a four-year period, subject to the named executive officer’s continued service with us.
On December 15, 2016, the Compensation Committee approved the grant of of stock options and restricted stock unit awards to our named executive officers to be granted in 2017. Effective January 3, 2017, Mr. Farrell received an option to purchase 48,375 shares of our common stock and 26,875 restricted stock units. Dr. Moseley received an option to purchase 18,000 shares of our common stock and 10,000 restricted stock units, and Mr. Musso received an option to purchase 13,500 shares of our common stock and 7,500 restricted stock units. Each of these options was granted at a per share exercise price of $13.89, the fair market value on the date of the grant, and vests over a four-year period, subject to the named executive officer’s continued service with us. Each of the restricted stock unit awards vests over a four-year period, subject to the named executive officer’s continued service with us. Each of our named executive officers may receive additional 2017 stock option and restricted stock unit grants contingent upon our stockholder’s approval of the Amended 2014 Plan, described in Proposal 2. In connection with Mr. Fair’s commencement of employment with us in January 2017, on January 24, 2017, he was granted an option to purchase 500,000 shares of our common stock, vesting over a four year period, subject to his continued service with us.
Agreements with our Named Executive Officers
Below are descriptions of our employment agreements with our named executive officers. For a discussion of the severance pay and other benefits to be provided in connection with a termination of employment and/or a change in control under the arrangements with our named executive officers, please see “—Potential Payments Upon Termination or Change in Control” below.
Thomas Farrell. We entered into a Third Amended and Restated Employment Agreement with Mr. Farrell in November 2014, that replaced his prior employment agreement and became effective on December 17, 2014, in connection with our initial public offering. Under the Third Amended and Restated Employment Agreement, Mr. Farrell was entitled to an annual base salary of $415,000, which was increased to $501,000 effective as of January 2016, was eligible to receive an annual target performance bonus of up to 40% of his base salary, which was increased to 50% in February 2015, as determined by the Compensation Committee, and is eligible to receive certain severance benefits, the terms of which are described below under “-Potential Payments Upon Termination or Change of Control.” Effective January 30, 2017, Thomas J. Farrell resigned from his position as a member of our Board of Directors and our President and Chief Executive Officer. In connection with Mr. Farrell’s resignation, we entered into an agreement with Mr. Farrell described below under “-Potential Payments Upon Termination or Change of Control.”
Annemarie Moseley, Ph.D., M.D.  We entered into an Amended and Restated Employment Agreement with Dr. Moseley in April 2015 that replaced her prior employment agreement from 2011. Under the Amended and Restated Employment Agreement, Dr. Moseley was initially entitled to an annual base salary of $410,000, which was increased to $422,300 effective as of January 2016, and $435,000 effective as of January 2017. Dr. Moseley is also eligible to receive an annual target performance bonus of up to 40% of her base salary, as determined by the Compensation Committee. Dr. Moseley is also eligible under the Amended and Restated Employment Agreement to receive reimbursement of up to $3,000 per three-month period for her reasonable commuting expenses and is eligible to receive certain severance benefits, the terms of which are described below under “- Potential Payments Upon Termination or Change of Control.”

Alan A. Musso, C.P.A., C.M.A. We entered into an Employment Agreement with Mr. Musso in December 2014, which replaced the prior letter agreement between us and Mr. Musso, dated November 7, 2014. Under the Employment Agreement, Mr. Musso was initially entitled to an annual base salary of $335,000, which was increased to $368,000 effective as of January 2016, and $385,000 effective as of January 2017. Mr. Musso is also eligible to receive an annual target performance bonus of 35% of his base salary, as determined by the Compensation Committee. In addition, Mr. Musso was entitled to a $100,000 signing bonus within 45 days of his November 2014 start date, which he was required to repay to us if he was terminated by us with cause, died or became disabled or resigned without good reason within the twelve months following his start date, and is eligible to receive reimbursement from us for his commuting costs through 2017. Pursuant to the Employment Agreement, in December 2014, we granted Mr. Musso an option to purchase 117,647 shares of common stock with an exercise price equal to $19.00 and a restricted stock award covering 117,647 shares of common stock, both of which vest over four years, subject to Mr. Musso’s continued service to us. The Employment Agreement also provides that Mr. Musso is eligible to receive certain severance benefits, the terms of which are described below under “—Potential Payments Upon Termination or Change of Control.”
Richard A. Fair. We entered into an Employment Agreement with Mr. Fair in January 2017 that governs the terms of his employment with the Company. Among other things, the Employment Agreement provides for (i) an annual base salary of $535,000, (ii) a one-time cash signing bonus of $300,000, (iii) at the sole discretion of the Board (or an authorized committee thereof), an annual target cash performance bonus of 50% of his annual base salary, and (iv) an option to purchase 500,000 shares of the Company’s common stock, which will vest over a four-year period. If Mr. Fair’s employment is terminated by the Company without cause, or if he resigns for good reason, then Mr. Fair will be entitled to continue to receive his annual base salary and payment of premiums for continuation of healthcare benefits for a period of 12 months following such termination. In addition, Mr. Fair will be paid a lump sum cash amount equal to his target annual performance bonus for the year of termination, prorated based on the number of calendar days he was employed during the year. Furthermore, if Mr. Fair is terminated without cause or resigns for good reason within 30 days prior to or 12 months following a change in control, he will be entitled to continue to receive his annual base salary and payment of premiums for continuation of healthcare benefits for a period of 18 months, a lump sum cash amount equal to the full target performance bonus for the year of termination, and accelerated vesting of any unvested time-based equity awards. Mr. Fair may also be entitled to receive tax gross up payments in the event any payments made in connection with a change in control are subject to the excise taxes imposed by Sections 280G and 4999 of the Code. In order to receive any severance benefits under the Employment Agreement, Mr. Fair is required to execute a release of clams in favor of the Company and comply with certain other post-employment covenants set forth in the Employment Agreement.
Potential Payments Upon Termination or Change of Control
Regardless of the manner in which a named executive officer’s service terminates, the named executive officer is entitled to receive amounts earned during his or her term of service, including salary and unused vacation pay. In addition, each of our named executive officers is eligible to receive certain benefits pursuant to his or her employment agreement with us described above under “—Agreements with our Named Executive Officers.”
Under the terms of Mr. Farrell’s employment agreement that became effective in December 2014, Dr. Moseley’s employment agreement that became effective in April 2015 and Mr. Musso’s employment agreement that became effective in December 2014, or collectively, the employment agreements, each officer’s employment is “at will” and may be terminated at any time. Under the employment agreements, upon a termination without “cause” or resignation for “good reason” (each as defined below), each of the officers is eligible to receive payments equal to his or her base salary, COBRA premium payments for 12 months and a pro-rated annual performance bonus. If such termination without cause or resignation for good reason occurs immediately prior to, on or within the 12 months following a change of control (as defined in the 2014 Plan), instead of the benefits described above, each of the officers will be eligible to receive (1) continued base salary payments and COBRA premium payments for 12 months, (2) a lump sum payment equal to his or her full target bonus for the year of termination, and (3) full vesting acceleration of all outstanding equity awards that are subject to time-based vesting. All severance benefits under the employment agreements are contingent upon the officer executing an effective release and waiver of claims against us as well as complying with certain other post-termination obligations to us.
For purposes of the employment agreements, “cause” generally means the occurrence of any of the following events, conditions or actions with respect to the executive: (1) willful misconduct that is demonstrably and materially injurious to our reputation, financial condition, or business relationships; (2) failure to attempt in good faith to follow the legal written direction of our Board; (3) failure to attempt in good faith to perform his or her duties (other than any such failure resulting from incapacity due to physical or mental illness) after receiving a written demand for substantial performance from our Board; (4) conviction of, indictment for, or a plea of guilty or nolo contendere to, a felony or any crime involving dishonesty, fraud or moral turpitude; (5) dishonesty with regard to us or in the performance of his or her duties hereunder, which in either case has a material adverse effect; (6) material breach of his or her agreement unless corrected within ten days of written notification of such breach from us; or (7) failure to comply in any material respect with our policies and/or procedures, unless corrected within 10 days of written notification to the executive of such breach. “Good reason” under the employment agreements generally means the following events, conditions or actions taken by us with respect to the executive without the executive’s written consent: (1) a material reduction in base salary; (2) a material reduction in the executive’s authority, duties or responsibilities; (3) a relocation of the executive’s principal place of employment to a place that increases the executive’s one-way commute by more than 50 miles; or (4) our material breach of any material provision of the employment agreements.
In connection with Mr. Farrell’s resignation, we entered into an agreement with Mr. Farrell in January 2017 that provides for separation benefits in the form of continued payment of base salary for 12 months, a lump sum amount equal to Mr. Farrell’s pro-rated target performance bonus for 2017, and reimbursement of COBRA premiums for up to 12 months in accordance with the terms of Mr. Farrell’s employment agreement with the Company. In addition, we agreed to retain Mr. Farrell as a consultant at a rate of $5,000 per month, for a term of up to 18 months measured from January 30, 2017. In exchange for Mr. Farrell’s consulting services, we also agreed to extend the separation benefits specified above for an additional six months following the initial 12 month period, subject to Mr. Farrell’s continuous service and other terms and conditions specified in the agreement.
Each of our named executive officers holds stock options, restricted stock units, and, with respect to Mr. Musso, a restricted stock award, under our equity incentive plans that were granted subject to the general terms of our equity incentive plans and form of award agreements. A description of the termination and change of control provisions in such equity incentive plans and awards granted thereunder is provided below under “—Equity Benefit Plans” and the specific vesting terms of each named executive officer’s awards are described below under “—Outstanding Equity Awards at Fiscal Year-End.”

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth certain information regarding equity awards granted to our named executive officers that remain outstanding as of December 31, 2016.

		Option Awards (1)				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($) (2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Thomas J. Farrell ...............	12/6/2010	89,411	—	0.51	12/5/2020	—	—
	11/9/2011	258,823	—	2.55	11/8/2021	—	—
	11/11/2014	122,548	112,746	7.47	11/10/2024	—	—
	2/24/2015	73,332	86,668	23.47	2/23/2025	—	—
	1/4/2016	—	160,000	19.00	1/3/2026	—	—
Annemarie Moseley, Ph.D., M.D......................................	8/14/2013(3)	27,058	—	2.55	8/13/2023	—	—
	11/11/2014	56,678	52,145	7.47	11/10/2024	—	—
	3/6/2015	43,749	56,251	24.48	3/5/2025	—	—
	1/4/2016	—	125,000	19.00	1/3/2026	—	—
Alan A. Musso, C.P.A., C.M.A...................................	12/18/2014(4)	61,273	56,374	19.00	12/17/2024	—	—
	12/18/2014(5)	—	—	—	—	58,825	801,197 (6)
	2/24/2015	27,499	32,501	23.47	2/23/2025	—	—
	1/4/2016	—	60,000	19.00	1/3/2026	—	—

(1)	All of the option awards were granted under the 2006 Plan, the 2011 Plan and the 2014 Plan, the terms of which plans and option agreements are described below under “—Equity Benefit Plans.”

(2)
All of the option awards were granted with a per share exercise price not less than the fair market value of one share of our common stock on the date of grant, as determined in good faith by our Board. Unless otherwise noted, all options granted provide for the following “standard” vesting schedule: 25% of the shares subject to the option vest on the 12-month anniversary of the grant date and 1/36th of the remaining shares subject to the option vest in equal monthly installments over the next three years subject to the officer’s continued service to us.

(3)	The shares vest according to the standard vesting schedule, measured from November 26, 2012.

(4)	The shares vest according to the standard vesting schedule, measured from November 24, 2014.

(5)
The shares subject to the restricted stock award vest (and the Company’s reacquisition right lapses) as follows: 25% of the shares vest on each of November 24, 2015 and November 24, 2016, and the remainder of the shares vest in equal semi-annual installments every six months thereafter for the remaining two years, subject to the officer’s continued service with us.

(6)	The market value is calculated based on the closing price of our common stock on December 31, 2016, or $13.62.
Perquisites Health, Welfare and Retirement Benefits
All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We pay the premiums for the life, disability, accidental death and dismemberment insurance for all of our employees, including our employee named executive officers. In addition, we provide a 401(k) plan to our employees, including our employee named executive officers, as discussed in the section below entitled “—401(k) Plan.”

401(k) Plan
We maintain a defined contribution employee retirement plan, or 401(k) plan, for our employees. Our named executive officers are also eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Code. The plan provides that each participant may contribute 100% of his or her eligible compensation or the statutory limit, which is $18,000 for calendar year 2016. Participants that are 50 years or older can also make “catch-up” contributions, which in calendar year 2016 may be up to an additional $6,000 above the statutory limit. We may also elect to provide for discretionary profit sharing contributions, but we did not provide any such contributions in 2016. The 401(k) plan currently does not offer the ability to invest in our securities.
Nonqualified Deferred Compensation
None of our named executive officers participate in or have account balances in nonqualified defined contribution plans or other nonqualified deferred compensation plans maintained by us. Our Board may elect to provide our officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.
Equity Benefit Plans
2014 Equity Incentive Plan
Our Board originally adopted the 2014 Plan in December 2014 and our stockholders approved the 2014 Plan in December 2014, which became effective on December 17, 2014 in connection with our initial public offering. The 2014 Plan is a successor to and continuation of our 2011 Plan. In February 2017, the Board approved, subject to stockholder approval, an amendment to the 2014 Plan; the 2014 Plan, as amended, is described in Proposal 2. The following is a summary description of the 2014 Plan.
The 2014 Plan is a successor to and continuation of our 2011 Plan. No further grants will be made under the 2011 Plan.
The 2014 Plan provides for the grant of incentive stock options, or ISOs, nonstatutory stock options, or NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards, and other forms of equity compensation, or collectively, stock awards, all of which may be granted to employees, including officers, non-employee directors and consultants of us and our affiliates. Additionally, the 2014 Plan provides for the grant of performance cash awards. ISOs may be granted only to employees. All other awards may be granted to employees, including officers, and to non-employee directors and consultants.
Initially, the aggregate number of shares of our common stock that may be issued pursuant to stock awards under the 2014 Plan is the sum of (1) 2,600,000 shares, plus (2) the number of shares (not to exceed 3,216,795 shares) (i) reserved for issuance under our 2011 Plan at the time our 2014 Plan became effective, and (ii) any shares subject to outstanding stock options or other stock awards that were granted under our 2011 Plan or 2006 Plan that are forfeited, terminate, expire or are otherwise not issued. The maximum number of shares of our common stock that may be issued upon the exercise of ISOs under our 2014 Plan is 5,200,000 shares. The 2014 Plan also allows for 500,000 shares of our common stock to be issued pursuant to the grant of “inducement awards” in compliance with Nasdaq Listing Rule 5635(c)(4), under which awards may be granted, without prior stockholder approval, in order to induce new employees to join our company. These shares were approved by the Compensation Committee of the Board and utilized for the stock option award covering 500,000 shares that we granted to Mr. Fair in connection with his commencement of employment with us in January 2017.
No person may be granted stock awards covering more than 1,000,000 shares of our common stock under our 2014 Plan during any calendar year pursuant to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value on the date the stock award is granted. Additionally, no person may be granted in a calendar year a performance stock award covering more than 1,000,000 shares of our common stock or a performance cash award having a maximum value in excess of $3,000,000. Such limitations are designed to help assure that any deductions to which we would otherwise be entitled with respect to such awards will not be subject to the $1,000,000 limitation on the income tax deductibility of compensation paid to any covered executive officer imposed by Section 162(m) of the Code.
As of December 31, 2016, stock options covering 4,532,120 shares of our common stock were outstanding, restricted stock awards covering 88,236 shares of our common stock were outstanding and subject to vesting under the 2014 Plan, and 494,681 shares of our common stock remained available for the grant of stock awards under the 2014 Plan. 87,500 shares subject to restricted stock unit awards were granted in January 2017 pursuant to approval by the compensation committee of the Board in December 2016.
Our Board or a duly authorized committee thereof, has the authority to administer the 2014 Plan and is referred to herein as the plan administrator. Our Board may also delegate certain limited authority to one or more of our officers.
The plan administrator has the authority to modify outstanding awards under our 2014 Plan. Subject to the terms of our 2014 Plan, the plan administrator has the authority to reduce the exercise, purchase or strike price of any outstanding stock award, cancel any outstanding stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant.
Stock options are generally granted with an exercise price equal to the fair market value of our common stock on the date of grant, vest at the rate specified by the plan administrator and may have a term up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. In no event may an option be exercised beyond the expiration of its term.
Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An optionholder may designate a beneficiary, however, who may exercise the option following the optionholder’s death.
Restricted stock awards are granted pursuant to terms approved by the plan administrator. Restricted stock awards may be granted in consideration for (1) cash, check, bank draft or money order, (2) services rendered to us or our affiliates, or (3) any other form of legal consideration. Common stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule to be determined by the plan administrator. A restricted stock award may be transferred only upon such terms and conditions as set by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock awards that have not vested may be forfeited or repurchased by us upon the participant’s cessation of continuous service for any reason.
In the event of certain specified significant corporate transactions, the plan administrator has the discretion to take any of the following actions with respect to stock awards:

•	arrange for the assumption, continuation or substitution of a stock award by a surviving or acquiring entity or parent company;

•	arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring entity or parent company;

•	accelerate the vesting of the stock award and provide for its termination at or prior to the effective time of the corporate transaction;

•	arrange for the lapse of any reacquisition or repurchase right held by us;

•	cancel or arrange for the cancellation of the stock award in exchange for such cash consideration, if any, as our Board may deem appropriate; or

•
make a payment equal to the excess of (1) the value of the property the participant would have received upon exercise of the stock award over (2) the exercise price otherwise payable in connection with the stock award.

Our plan administrator is not obligated to treat all stock awards, even those that are of the same type, in the same manner.
Under the 2014 Plan, a corporate transaction is generally the consummation of (1) a sale or other disposition of all or substantially all of our assets, (2) a sale or other disposition of at least 90% of our outstanding securities, (3) a merger, consolidation or similar transaction following which we are not the surviving corporation, or (4) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.
The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us that the stock award will be subject to additional acceleration of vesting and exercisability in the event of a change of control. For example, certain of our employees, including our named executive officers, may receive an award agreement that provides for vesting acceleration upon the individual’s termination without cause or resignation for good reason (including a material reduction in the individual’s base salary, duties, responsibilities or authority, or a material relocation of the individual’s principal place of employment with us) in connection with a change of control. Under the 2014 Plan, a change of control is generally (1) the acquisition by a person or entity of more than 50% of our combined voting power other than by merger, consolidation or similar transaction; (2) a consummated merger, consolidation or similar transaction immediately after which our stockholders cease to own more than 50% of the combined voting power of the surviving entity; (3) a consummated sale, lease or exclusive license or other disposition of all or substantially of our assets; (4) our complete dissolution or liquidation, except for a liquidation into a parent corporation; or (5) when a majority of our Board becomes comprised of individuals who were not serving on our Board on the date of adoption of the 2014 Plan, or the incumbent Board, or whose nomination, appointment, or election was not approved by a majority of the incumbent Board still in office.
Our Board has the authority to amend, suspend, or terminate our 2014 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No ISOs may be granted after the tenth anniversary of the date our Board adopted our 2014 Plan.
2011 Stock Option Plan
Our Board and our stockholders approved our 2011 Plan, which became effective in November 2011, and was further amended by our Board and stockholders most recently in February 2014. There were stock options covering 2,051,413 shares of our common stock outstanding under the 2011 Plan as of December 31, 2016 and there were no additional shares available for grant under the 2011 Plan as of December 31, 2016.
As of the effective date of the 2014 Plan, no additional awards may be granted under the 2011 Plan, and all awards granted under the 2011 Plan that are repurchased, forfeited, expire or are cancelled will become available for grant under the 2014 Plan in accordance with its terms.
The 2011 Plan provided for the grant of ISO, NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards and other forms of stock awards, or collectively, stock awards, all of which could be granted to employees, including officers, non-employee directors and consultants of us and our affiliates. ISOs may be granted only to employees. All other awards could be granted to employees, including officers, and to non-employee directors and consultants.
Our Board or a duly authorized committee thereof, has the authority to administer the 2011 Plan and is referred to herein as the plan administrator. Our Board may also delegate certain limited authority to one or more of our officers. The plan administrator has the authority to modify outstanding awards under our 2011 Plan. Subject to the terms of our 2011 Plan, the plan administrator has the authority to reduce the exercise, purchase or strike price of any outstanding stock award, cancel any outstanding stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant. The plan administrator may amend the terms of the 2011 Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent.
Stock options were generally granted with an exercise price equal to the fair market value of our common stock on the date of grant, vest at the rate specified by the plan administrator and may have a term up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability or death. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. In no event may an option be exercised beyond the expiration of its term.
Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An optionholder may designate a beneficiary, however, who may exercise the option following the optionholder’s death.
In the event of certain significant corporate transactions, including a merger, consolidation, sale of all assets, or dissolution, any holder of options under the 2006 Plan may be entitled to purchase the number and class of shares resulting from such corporate transactions equivalent to the number and class of shares to which the optionholder would have been entitled prior to the occurrence of such transactions.
The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us that the stock award will be subject to additional acceleration of vesting and exercisability in the event of a change of control. Under the 2011 Plan, a change of control is generally defined as (1) a merger or other reorganization in which we are not the surviving entity, (2) a sale, lease or exclusive license or exchange of all or substantially all of our assets, (3) a dissolution or liquidation, or (4) if any person or entity, including a “group” as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control of more than 50% of our outstanding shares of voting stock, (5) as a result or in connection with a contested election of directors, if the members of our Board before such election do not constitute a majority of the Board after such election.

Under our form of stock option award agreement, upon a change of control, all options will immediately vest and become exercisable. Beginning with options granted in October 2014, we amended this form of option award agreement to provide that alloptions will immediately vest and become exercisable only upon both (1) a change of control and (2) the optionholder’s termination without cause or resignation for good reason (including a material reduction in base salary, authorities, duties or responsibilities, failure by us to continue a material benefit plan or program, or a relocation of principle place of employment) within the 12 months following such change of control.
2006 Stock Option Plan
Our Board and our stockholders approved our 2006 Plan, which became effective in February 2006, and was further amended by our Board and stockholders most recently in November 2011. As of December 31, 2015, there were no shares remaining available for the grant of stock awards under our 2006 Plan and there were outstanding stock awards covering a total of 151,410 shares that were granted under our 2006 Plan.
In October 2014, our Board terminated the 2006 Plan and no additional awards will be granted under the 2006 Plan. All awards granted under the 2006 Plan that are repurchased, forfeited, expired or are cancelled on or after the effective date of the 2014 Plan will become available for grant under the 2014 Plan in accordance with its terms.
The 2006 Plan provided for the grant of ISO or NSOs. ISOs may be granted only to employees. NSOs may be granted to employees, including officers, and to non-employee directors and consultants.
Our Board or a duly authorized committee thereof, has the authority to administer the 2006 Plan and is referred to herein as the plan administrator. The plan administrator has the authority to modify outstanding awards under our 2006 Plan. The plan administrator has the authority to modify outstanding awards under our 2006 Plan. Subject to the terms of our 2006 Plan, the plan administrator has the authority to reduce the exercise, purchase or strike price of any outstanding stock award, cancel any outstanding stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant.
Stock options are generally granted with an exercise price equal to the fair market value of our common stock on the date of grant, vest at the rate specified by the plan administrator and may have a term up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, voluntary termination, death or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability or death. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. In no event may an option be exercised beyond the expiration of its term.
Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An optionholder may designate a beneficiary, however, who may exercise the option following the optionholder’s death.
In the event that there is a specified type of change in our capital structure, such as a stock split or recapitalization, appropriate adjustments will be made to the number and kind of shares subject to the plan, and the option prices, so as to maintain the proportionate number of shares without changing the aggregate option price.
In the event of certain significant corporate transactions, including a recapitalization or other change in capital structure, merger, consolidation, sale of all assets, or dissolution other than a change in control (as defined below), any holder of options under the 2006 Plan may be entitled to purchase the number and class of shares resulting from such corporate transactions equivalent to the number and class of shares to which the optionholder would have been entitled prior to the occurrence of such transactions.
The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us that the stock award will be subject to additional acceleration of vesting and exercisability in the event of a change of control. Under the 2006 Plan, a change of control is generally defined as (1) a merger in which we are not the surviving entity and the members of our Board do not constitute a majority of the Board of the successor entity, (2) a dissolution or liquidation or (3) a consummated sale, lease or exchange of all or substantially all of our assets.
In November 2011, our Board amended the 2006 Plan to include, among other things, a restated definition of a change in control. Under the amendment to the 2006 Plan, a change of control is generally defined as (1) a merger or other reorganization in which we are not the surviving entity, (2) a sale, lease or exclusive license or exchange of all or substantially all of our assets, (3) a dissolution or liquidation, or (4) if any person or entity, including a “group” as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control of more than 50% of our outstanding shares of voting stock, (5) as a result or in connection with a contested election of directors, if the members of our Board before such election do not constitute a majority of the Board after such election.

2014 Employee Stock Purchase Plan
Additional long-term equity incentives are provided through the 2014 Employee Stock Purchase Plan (the “ESPP”), which became effective on December 17, 2014 in connection with our initial public offering. The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Our Board has delegated its authority to administer the ESPP to the Compensation Committee. Under the ESPP and subject to certain limitations, all of our regular employees (including our employee NEOs) may participate and may contribute, normally through payroll deductions, up to 15% of their earnings for the purchase of our common stock. The ESPP is implemented through a series of offerings of purchase rights to eligible employees. Under the ESPP, we may specify offerings with a duration of not more than 27 months, and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which our common stock will be purchased for employees participating in the offering. Unless otherwise determined by the Compensation Committee, shares are purchased for accounts of employees participating in the ESPP at a price per share equal to the lower of (a) 85% of the fair market value of our common stock on the first date of an offering or (b) 85% of the fair market value of our common stock on the date of purchase.
The ESPP authorizes the issuance of up to 550,000 shares of our common stock pursuant to purchase rights granted to our employees or to employees of any of our designated affiliates. As of December 31, 2016, 55,319 shares of our common stock had been issued under the ESPP. As of December 31, 2016, there were 494,681 shares available for future issuance under the ESPP.
In the event of certain significant corporate transactions, including the consummation of: (1) a sale of all our assets, (2) the sale or disposition of 90% of our outstanding securities, (3) a merger or consolidation where we do not survive the transaction, and (4) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction, any then-outstanding rights to purchase our stock under the ESPP may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such purchase rights, then the participants’ accumulated payroll contributions will be used to purchase shares of our common stock within ten business days prior to such corporate transaction, and such purchase rights will terminate immediately.
Our Board has the authority to amend or terminate the ESPP, provided that except in certain circumstances any such amendment or termination may not materially impair any outstanding purchase rights without the holder’s consent. We will obtain stockholder approval of any amendment to the ESPP as required by applicable law or listing requirements.
Non-Employee Director Compensation
The following table shows for the fiscal year ended December 31, 2016 certain information with respect to the compensation of all of our non-employee directors:

Name (1)	Fees Earned or Paid in Cash	Option Awards (2)		All Other	Total
James F. Brown .......................................................................	$80,375	$78,527	(3)	$—	$158,902
Stephen Davis .........................................................................	$54,375	$78,527	(3)	$5,396	$138,298
James Daly (4)...........................................................................	$17,500	$78,527	(4)	$898	$96,925
Reid M. Huber, Ph.D. .............................................................	$56,250	$78,527	(3)	$3,271	$138,048
Frank B. McGuyer ..................................................................	$43,875	$78,527	(3)	$—	$122,402
Jon P. Stonehouse ...................................................................	$61,250	$78,527	(3)	$3,060	$142,837

(1)
Mr. Farrell and Dr. Slawin did not earn compensation during 2016 for their services on the Board. Mr. Farrell’s compensation is fully reflected in the “—Summary Compensation Table” above. Dr. Slawin provided employment services during 2016 as our Chief Technology Officer and is not a named executive officer for 2016. Dr. Slawin’s employment and officer status terminated on December 31, 2016 and Dr. Slawin became a consultant to the Company effective January 1, 2017. For more information, refer to “Certain Relationships and Related Transactions-Employment Arrangements”. Beginning in 2017, Dr. Slawin is eligible for and will be paid compensation in accordance with the Company’s non-employee director compensation policy in 2017. As of December 31, 2016, the aggregate number of shares outstanding under all options to purchase our common stock held by Dr. Slawin was: 888,822.

(2)
Amounts listed represent the aggregate grant date fair value of option awards granted during 2016 computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 9 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 13, 2017. These amounts do not reflect the actual economic value that will be realized by the non-employee director upon vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options. As of December 31, 2016, the aggregate number of shares outstanding under all options to purchase our common stock held by our non-employee directors were: Mr. Brown: 43,529; Mr. Davis: 39,167; Mr. Daly: 30,833; Dr. Huber: 43,529; Mr. McGuyer: 43,529; and Mr. Stonehouse: 43,529. None of our non-employee directors held unvested stock awards other than options as of December 31, 2016.

(3)	Reflects an annual option grant to purchase 10,000 shares of our common stock granted pursuant to our non-employee director compensation policy, as described below.

(4)
Mr. Daly joined our board in May 2016. In connection with Mr. Daly’s appointment to our Board in May 2016, Mr. Daly received a stock option to purchase 20,000 shares of our common stock, which will vest in equal monthly installments over a three-year period, and a stock option to purchase 833 shares of our common stock, which represents a pro-rated annual grant since Mr. Daly joined our Board in May 2016, which will vest in equal monthly installments until it becomes fully vested upon our Annual Meeting.

Our Board adopted a non-employee director compensation policy in December 2014 that became effective in connection with our initial public offering and that is applicable to all of our directors who are not serving as our employees or consultants (other than solely as a result of serving on our Board, or our eligible directors. This compensation policy was amended in February 2017 and provides that each director not also serving as an employee of the Company will receive the following compensation for service on our Board as set forth below.

•	an annual cash retainer of $35,000;

•	an additional annual cash retainer of $25,000 for service as chairman of the Board;

•	an additional annual cash retainer of $15,000 for service as our lead independent director;

•
an additional annual cash retainer of $7,500, $5,000, $5,000, $5,000, and $3,500 for service as a member of the Audit Committee, Compensation Committee, Science Committee, Finance Committee, and the Nominating and Governance committee, respectively;

•
an additional annual cash retainer of $7,500, $5,000, $5,000, $5,000 and $4,000 for service as chairman of the Audit Committee, Compensation Committee, Science Committee, Finance Committee, and the Nominating and Governance Committee, respectively;

•	an additional per-meeting attendance fee of $1,000, not to exceed $7,000 annually, to non-employee members of the Science Committee for each meeting held in excess of five meetings per year;

•	an initial option grant to purchase 20,000 shares of our common stock on the date of each new non-employee director’s appointment to our Board, vesting monthly over a three year period; and

•	an annual option grant to purchase 10,000 shares of our common stock on the date of each of our annual stockholder meetings, vesting monthly until our next annual meeting.
Each of the initial and annual option grants described above will vest as described above, and become exercisable, subject to the director’s continuous service with us, provided that each option will vest in full upon a change of control (as defined under our 2014 Plan). The term of each option will be 10 years, subject to earlier termination as provided in the 2014 Plan, except that the post-termination exercise period will be for 12 months from the date of termination, if such termination is other than for cause or due to death or disability. The options will be granted under our 2014 Plan, the terms of which are described in more detail above under “—Equity Benefit Plans—2014 Equity Incentive Plan.”
We have not historically paid cash or equity compensation to directors who are also our employees for their service on our Board, We have reimbursed and will continue to reimburse all of our non-employee directors for their travel, lodging and other reasonable expenses incurred in attending meetings of our Board and committees of our Board.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
RELATED-PERSON TRANSACTIONS POLICY AND PROCEDURES
We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-person transactions.” For purposes of our policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds $120,000.
Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. A related person is any executive officer, director or a holder of more than 5% of our common stock, including any of their immediate family members and any entity owned or controlled by such persons.
Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to the Audit Committee (or, where review by the Audit Committee would be inappropriate, to another independent body of our Board) for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related persons, the benefits of the transaction to us and whether any alternative transactions are available. To identify related-person transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related-person transactions, the Audit Committee or another independent body of our Board takes into account the relevant available facts and circumstances including, but not limited to:

•	the risks, costs and benefits to us;

•	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•	the terms of the transaction;

•	the availability of other sources for comparable services or products; and

•	the terms available to or from, as the case may be, unrelated third parties or to or from our employees generally.
In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The following includes a summary of transactions since January 1, 2016 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of $120,000. Since January 1, 2016, the Company has engaged in the following transactions with related persons:
Investor Agreement
On January 15, 2016, we entered into a registration rights agreement with Baker Brothers Life Sciences, L.P., 667, L.P. and 14159, L.P., or Baker Brothers, a beneficial owner of more than five percent of our common stock, of pursuant to which Baker Brothers is entitled to certain resale registration rights with respect to shares of our common stock held by Baker Brothers. Under the agreement, following a demand by Baker Brothers, we are obligated to file a resale registration statement on Form S-3, or other appropriate form, covering such common stock held by Baker Brothers, and to keep such registration statement effective until the earlier of (i) all registrable securities covered by the registration statement have been sold or may be sold freely without limitations or restrictions as to volume or manner of sale pursuant to Rule 144 of the Securities Act of 1933, as amended, or Rule 144, or (ii) all registrable securities covered by the registration statement otherwise cease to be considered registrable securities pursuant to the terms of the agreement. Under the agreement, Baker Brothers has the right to one underwritten public offering per calendar year, but no more than three underwritten public offerings in total, to effect the sale or distribution of its registrable securities, subject to specified exceptions, conditions and limitations. The agreement requires us to bear expenses incurred by us in effecting any registration pursuant to the agreement, and up to $50,000 of expenses per underwritten public offering for counsel for Baker Brothers, and also includes customary indemnification obligations in connection with registrations conducted pursuant to the agreement. The rights of Baker Brothers under the agreement terminate automatically upon the earlier to occur of the following events: (i) all registrable securities covered by the agreement have been sold pursuant to an effective registration statement; (ii) all registrable securities covered by the agreement have been sold by pursuant to Rule 144, or other similar rule; (iii) all registrable securities covered by the agreement may be resold without limitations as to volume or manner of sale pursuant to Rule 144; or (iv) 10 years after the date of the agreement.
As a condition to our execution and delivery of this agreement, Baker Brothers irrevocably waived any and all registration rights accruing or attributable to Baker Brothers and its affiliated entities and/or any other entity controlled by, controlling or under common control with any of the preceding persons, pursuant to and that certain Second Amended and Restated Investor Rights Agreement, dated August 22, 2014, by and among us and the investors set forth therein and party thereto.
Employment Arrangements
We currently have written employment agreements with our executive officers. For information about our employment agreements with our named executive officers who are employees of the Company, refer to “Executive and Director Compensation— Agreements with our Named Executive Officers.”
On March 31, 2016, our Board of Directors approved a six-month extension of the employment of Kevin M. Slawin, M.D., a current member of our Board of Directors and previously our Chief Technology Officer, through December 31, 2016. In connection with this extension, our Board of Directors approved the terms of a six month consulting agreement between Dr. Slawin and us, effective January 1, 2017 through June 30, 2017. In March 2017, the Compensation Committee of our Board of Directors approved a nine month extension of Dr. Slawin’s consulting agreement through March 30, 2018. Pursuant to the terms of Dr. Slawin’s consulting agreement, Dr. Slawin agreed to serve as a special advisor to the Science Committee of our Board of Directors, undertaking special projects as requested by the Science Committee or our Board of Directors. Dr. Slawin’s consulting agreement provides that Dr. Slawin will be paid a monthly consulting fee of $25,000 during the term of the agreement. In addition, Dr. Slawin will be entitled to receive payments covering healthcare benefit premiums during the term of the consulting agreement and will be entitled to reimbursement for documented expenses under the Company’s reimbursement policy.
Ken Moseley, an executive officer and our Senior Vice President and General Counsel, is the spouse of Dr. Annemarie Moseley, Ph.D., M.D., our Chief Operating Officer and Executive Vice President of Clinical Development. Mr. Moseley’s compensation is determined by the Compensation Committee, as with all executive officers. Mr. Moseley received an aggregate of $874,694 in compensation for fiscal year 2016, in the following amounts: $324,500 in salary; $461,236 in option awards; $80,639 in a performance-based bonus; and $8,319 in all other compensation (including life insurance premiums, reimbursement of commuting expenses and parking subsidies).
Dr. Tsvetelina P. Hoang, Ph.D., a scientist at Bellicum, is the spouse of Peter L. Hoang, our former Senior Vice President of Business Development and Strategy. Dr. Hoang’s compensation was determined by our Chief Executive Officer in accordance with employee levels previously approved by the Compensation Committee, and is commensurate with the compensation of other employees at the same level at Bellicum. Dr. Hoang received an aggregate of $195,884 in compensation for fiscal year 2016, in the following amounts: $126,875 in salary; $53,811 in option awards; $13,513 in a performance-based bonus; and $1,685 in all other compensation (including life insurance premiums and parking subsidies). Dr. Hoang commenced her employment with us in February 2015 as a Senior Scientist and became Director of Translational Research in December 2015.
In accordance with SEC rules, the value of option awards reported for Mr. Moseley and Dr. Hoang reflect the aggregate grant date fair value of the option awards granted during 2016 computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 9 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
Stock Options Granted to Executive Officers and Directors
We have granted stock options to our executive officers and directors, as more fully described in “Executive and Director Compensation—Outstanding Equity Awards at Fiscal Year-End.”
Indemnification Agreements
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our amended and restated bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.
The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may decline in value to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Bellicum stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Bellicum. Direct your written request to Bellicum Pharmaceuticals, Inc., Attn: Corporate Secretary, 2130 W. Holcombe Blvd., Suite 800, Houston, TX 77030 or contact Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York, 11717 at 1-866-540-7095. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Ken Moseley
Ken Moseley, Secretary
April 26, 2017
A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2016 is available without charge upon written request to: Bellicum Pharmaceuticals, Inc., Attention: Corporate Secretary, 2130 W. Holcombe Blvd., Suite 800, Houston, TX 77030.

Appendix A
Bellicum Pharmaceuticals, Inc.
2014 Equity Incentive Plan
Adopted by the Board of Directors: December 4, 2014
Approved by the Stockholders: December 5, 2014
Amended and Approved by the Board: January 24, 2017
Amended and Approved by the Board of Directors: April 26, 2017
Approved by the Stockholders: ________, 2017
IPO Date: December 17, 2014

1.	General.

(a)    Successor to and Continuation of Prior Plan. The Plan is intended as the successor to and continuation of the Bellicum Pharmaceuticals, Inc. 2011 Stock Option Plan, as amended (the “2011 Plan”). From and after 12:01 a.m. Pacific time on the IPO Date, no additional stock awards will be granted under the 2011 Plan. All Awards granted on or after 12:01 a.m. Pacific Time on the IPO Date will be granted under this Plan. All stock awards granted under the 2011 Plan or under the Bellicum Pharmaceuticals, Inc. 2006 Stock Option Plan, as amended (together with the 2011 Plan, the “Prior Plans”), will remain subject to the terms of the Prior Plans.
(i)    Any shares that would otherwise remain available for future grants under the 2011 Plan as of 12:01 a.m. Pacific Time on the IPO Date (the “2011 Plan’s Available Reserve”) will cease to be available under the 2011 Plan at such time. Instead, that number of shares of Common Stock equal to the 2011 Plan’s Available Reserve will be added to the Share Reserve (as further described in Section 3(a) below) and will be immediately available for grants and issuance pursuant to Stock Awards hereunder, up to the maximum number set forth in Section 3(a) below.
(ii)    In addition, from and after 12:01 a.m. Pacific time on the IPO Date, any shares subject, at such time, to outstanding stock awards granted under the Prior Plans that (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award (such shares the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares, up to the maximum number set forth in Section 3(a) below.
(iii)    All share numbers set forth in the Plan give effect to the 1-for-1.7 reverse stock split of the Company’s Common Stock effected prior to the IPO Date.
(b)    Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(c)    Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d)    Purpose. The Plan, through the grant of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2.Administration.

(a)Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii)To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii)To settle all controversies regarding the Plan and Awards granted under it.

(iv)To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).

(v)To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent, except as provided in subsection (viii) below.

(vi)To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or bringing the Plan or Awards granted under the Plan into compliance with the requirements for Incentive Stock Options or ensuring that they are exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii)To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding “incentive stock options” or (C) Rule 16b-3.

(viii)To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix)Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x)To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(c)Delegation to Committee.

(i)General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)Section 162(m) and Rule 16b-3 Compliance. The Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d)Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(w)(iii) below.

(e)Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(f)Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee will have the authority to: (i) reduce the exercise price or strike price of any outstanding Options or Stock Appreciation Rights under the Plan, or (ii) cancel any outstanding Options or Stock Appreciation Rights that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve months prior to such an event.

3.Shares Subject to the Plan.

(a)Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 8,916,795 shares (the “Share Reserve”), which number is the sum of (i) 2,600,000 shares originally approved by the Company’s stockholders in December 2014, (ii) 3,100,000 shares approved by the Company stockholders at the Company’s Annual Meeting of Stockholders in June 2017, (iii) the number of shares subject to the 2011 Plan’s Available Reserve, plus (iv) the number of shares that are Returning Shares, as such shares become available from time to time.

For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(b)Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

(c)Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 8,300,000 shares of Common Stock.

(d)Section 162(m) Limitations. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, the following limitations shall apply.

(i)A maximum of 1,000,000 shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award is granted may be granted to any one Participant during any one calendar year. Notwithstanding the foregoing, if any additional Options, SARs or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award are granted to any Participant during any calendar year, compensation attributable to the exercise of such additional Stock Awards will not satisfy the requirements to be considered “qualified performance-based compensation” under Section 162(m) of the Code unless such additional Stock Award is approved by the Company’s stockholders.

(ii)A maximum of 1,000,000 shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(iii) A maximum of $3,000,000 may be granted as a Performance Cash Award to any one Participant during any one calendar year.

(e)Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(f)Limitation on Grants to Non-Employee Directors. The maximum number of shares of Common Stock subject to Stock Awards granted under the Plan or otherwise during any one calendar year to any Non-Employee Director, taken together with any cash fees paid by the Company to such Non-Employee Director during such calendar year for service on the Board, will not exceed $500,000 in total value (calculating the value of any such Stock Awards based on the grant date fair value of such Stock Awards for financial reporting purposes), or, with respect to the calendar year in which a Non-Employee Director is first appointed or elected to the Board, $850,000.

4.Eligibility.

(a)Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b)Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5.Provisions Relating to Options and Stock Appreciation Rights.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(a)Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

(b)Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c)Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i)by cash, check, bank draft or money order payable to the Company;

(ii)pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d)Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e)Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i)Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii)Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f)Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g)Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

(h)Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i)Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j)Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k)Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l)Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company's then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6.Provisions of Stock Awards other than Options and SARs.

(a)Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v)Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b)Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi)Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c)Performance Awards.

(i)Performance Stock Awards. A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d) above) that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii)Performance Cash Awards. A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii)Board Discretion. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(iv)Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date 90 days after the commencement of the applicable Performance Period, and (b) the date on which 25% of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such Performance Goals relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of, or completion of any Performance Goals, the number of shares of Common Stock, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.

(d)Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.Covenants of the Company.

(a)Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.

(b)Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c)No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.Miscellaneous.

(a)Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(b)Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c)Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d)No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e)Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f)Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g)Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h)Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(i)Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j)Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k)Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(l)Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

9.Adjustments upon Changes in Common Stock; Other Corporate Events.

(a)Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b)Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i)arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii)arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv)arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v)cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi)make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants.
(d)Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.Plan Term; Earlier Termination or Suspension of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the date the Plan, as amended in 2017, is adopted by the Board (the “Adoption Date”), or (ii) the date the Plan, as amended in 2017, is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
11.Existence of the Plan; Timing of First Grant or Exercise.

The Plan will come into existence on the Adoption Date; provided, however, that no Award may be granted prior to the IPO Date. In addition, no Stock Award will be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock Award, no Stock Award will be granted) and no Performance Cash Award will be settled unless and until the Plan has been approved by the stockholders of the Company, which approval will be within 12 months after the date the Plan is adopted by the Board.
12.Choice of Law.

The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.
13.Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b)“Award” means a Stock Award or a Performance Cash Award.

(c)“Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d)“Board” means the Board of Directors of the Company.

(e)“Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(f)“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(g)“Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(h)“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, (C) on account of the acquisition of securities of the Company by any individual who is, on the IPO Date, either an executive officer or a Director (either, an “IPO Investor”) and/or any entity in which an IPO Investor has a direct or indirect interest (whether in the form of voting rights or participation in profits or capital contributions) of more than 50% (collectively, the “IPO Entities”) or on account of the IPO Entities continuing to hold shares that come to represent more than 50% of the combined voting power of the Company’s then outstanding securities as a result of the conversion of any class of the Company’s securities into another class of the Company’s securities having a different number of votes per share pursuant to the conversion provisions set forth in the Company’s Amended and Restated Certificate of Incorporation; or (D) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii)    there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; provided, however, that a merger, consolidation or similar transaction will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the surviving Entity or its parent are owned by the IPO Entities;

(iii)    there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; provided, however, that a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the acquiring Entity or its parent are owned by the IPO Entities;

(iv)    the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company will otherwise occur, except for a liquidation into a parent corporation; or

(v)    individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.
(i)“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(j)“Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(k)“Common Stock” means, as of the IPO Date, the common stock of the Company, having one vote per share.

(l)    “Company” means Bellicum Pharmaceuticals, Inc., a Delaware corporation.
(m)    “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(n)    “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(o)    “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii)a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(p)    “Covered Employee” will have the meaning provided in Section 162(m)(3) of the Code.

(q)    “Director” means a member of the Board.

(r)    “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(s)    “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(t)    “Entity” means a corporation, partnership, limited liability company or other entity.

(u)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v)    “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the IPO Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(w)    “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)    Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)    In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(x)    “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(y)    “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.

(z)    “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(aa)    “Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(bb)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(cc)    “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(dd)    “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ee)    “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ff)    “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(gg)    “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(hh)    “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(ii)    “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(jj)    “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(kk)    “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).
(ll)    “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation, other non-cash expenses and changes in deferred revenue; (ix) total stockholder return; (x) return on equity or average stockholder’s equity; (xi) return on assets, investment, or capital employed; (xii) stock price; (xiii) margin (including gross margin); (xiv) income (before or after taxes); (xv) operating income; (xvi) operating income after taxes; (xvii) pre-tax profit; (xviii) operating cash flow; (xix) sales or revenue targets; (xx) increases in revenue or product revenue; (xxi) expenses and cost reduction goals; (xxii) improvement in or attainment of working capital levels; (xxiii) economic value added (or an equivalent metric); (xxiv) market share; (xxv) cash flow; (xxvi) cash flow per share; (xxvii) cash balance; (xxviii) cash burn; (xxix) cash collections; (xxx) share price performance; (xxxi) debt reduction; (xxxii) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment and dates, clinical trial results, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, and product supply); (xxxiii) stockholders’ equity; (xxxiv) capital expenditures; (xxxv) debt levels; (xxxvi) operating profit or net operating profit; (xxxvii) workforce diversity; (xxxviii) growth of net income or operating income; (xxxix) billings; (xl) bookings; (xli) employee retention; (xlii) initiation of studies by specific dates; (xliii) budget management; (xliv) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) of an applicable filing or a product; (xlv) regulatory milestones; (xlvi) progress of internal research or development programs; (xlvii) acquisition of new customers; (xlviii) customer retention and/or repeat order rate; (xlix) improvements in sample and test processing times; (l) progress of partnered programs; (li) partner satisfaction; (lii) timely completion of clinical trials; (liii) submission of 510(k)s or pre-market approvals and other regulatory achievements; (liv) milestones related to samples received and/or tests or panels run; (lv) expansion of sales in additional geographies or markets; (lvi) research progress, including the development of programs; (lvii) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; and (lviii) and to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.
(mm)    “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the U.S. Food and Drug Administration or any other regulatory body. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award
.
(nn)    “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(oo)    “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(pp)    “Plan” means this Bellicum Pharmaceuticals, Inc. 2014 Equity Incentive Plan.
(qq)    “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(rr)    “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ss)    “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(tt)    “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(uu)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(vv)    “Securities Act” means the Securities Act of 1933, as amended.

(ww)    “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(xx)    “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(yy)    “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(zz)    “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(aaa)    “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(bbb)    “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

BELLICUM PHARMACEUTICALS, INC. 2130 W. HOLCOMBE BLVD., SUITE 800 HOUSTON, TX 77030
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		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR all nominees for director listed below:		☐	☐	☐
1.	Election of Directors
Nominees:
01) Richard A. Fair
02) Reid M. Huber, Ph. D.
03) James M. Daly

Your Board of Directors recommends that you vote FOR the following proposals:						For	Against	Abstain
2.
Approval of the Company's 2014 Equity Incentive Plan (the "Plan"), as amended, to, among other things, increase the shares of common stock authorized for issuance under the Plan by 3,100,000 shares and eliminate the current provision in the Plan that permits the Board to reprice stock options without stockholder approval.
						☐	☐	☐
3.	Ratification of selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2017.					☐	☐	☐

Note: In their best judgment, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2 and 3.

				Yes	No
Please indicate if you plan to attend this meeting.				☐	☐

Please sign exactly as your name appear (s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)		Date

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M92282-P66043

BELLICUM PHARMACEUTICALS, INC.
Annual Meeting of Stockholders
June 14, 2017
Solicited on Behalf of the Board of Directors
The undersigned hereby appoints Ken Moseley, J.D. and Richard A. Fair, and each of them, with full power of substitution and power to act alone, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side, all of the shares of Common Stock of Bellicum Pharmaceuticals, Inc. (the "Company") which the undersigned is entitled to vote, and, in their best judgment, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held June 14, 2017 at the offices of the Company, located at 2130 W. Holcombe Blvd., Suite 800, Houston, TX 77030, and at any adjournments or postponements thereof, with all powers which the undersigned would possess if present at the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made but the card is signed, this proxy card will be voted FOR all nominees under Proposal 1, FOR Proposals 2 and 3, and in the best judgment of the proxies with respect to such other business as may properly come before the meeting.

Continued and to be signed on reverse side

Bellicum Pharmaceuticals, Inc.
Corporate Information
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